UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management
Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2021
Columbia
Acorn® Fund
Columbia
Acorn International®
Columbia
Acorn USA®
Columbia
Acorn International SelectSM
Columbia
Thermostat FundSM
Columbia
Acorn European FundSM

Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Acorn Family of Funds   |  Annual Report 2021

Fund at a glance
Columbia Acorn® Fund
Investment objective
Columbia Acorn® Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager since April 2021
Service with Fund since 2021
Erika K. Maschmeyer, CFA
Co-Portfolio Manager since 2019
Service with Fund since 2016
John L. Emerson, CFA
Co-Portfolio Manager since April 2021
Service with Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2021)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	10/16/00	8.79	16.00	13.35	13.97
	Including sales charges		2.57	14.64	12.68	13.84
Advisor Class		11/08/12	9.03	16.27	13.61	14.32
Class C	Excluding sales charges	10/16/00	7.95	15.11	12.51	13.11
	Including sales charges		7.10	15.11	12.51	13.11
Institutional Class		06/10/70	8.99	16.26	13.64	14.33
Institutional 2 Class		11/08/12	9.09	16.30	13.67	14.34
Institutional 3 Class		11/08/12	9.16	16.37	13.73	14.35
Russell 2500 Growth Index			5.04	17.65	15.75	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2021 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.86% for Institutional Class shares and 1.11% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally. Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Columbia Acorn Family of Funds | Annual Report 2021	3

Fund at a glance  (continued)
Columbia Acorn® Fund
The Growth of a $10,000 Investment in Columbia Acorn® Fund Institutional Class Shares
December 31, 2011 through December 31, 2021
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	97.4
Money Market Funds	1.8
Securities Lending Collateral	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	3.5
Consumer Discretionary	19.0
Consumer Staples	2.3
Energy	1.5
Financials	4.4
Health Care	22.1
Industrials	14.6
Information Technology	28.3
Materials	2.6
Real Estate	1.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Acorn Family of Funds | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Acorn® Fund
Columbia Acorn® Fund Institutional Class shares returned 8.99% for the 12-month period ended December 31, 2021, outperforming the 5.04% return of the Fund’s primary benchmark, the Russell 2500 Growth Index.
Market overview
U.S. equities performed very well in 2021, with most aspects of the macroeconomic environment providing a tailwind for risk assets. Although COVID-19 remained persistent due to the emergence of new variants throughout the year, the rollout of multiple vaccines enabled a gradual return toward pre-pandemic business conditions. Economic growth surged as a result, leading to favorable comparisons versus the depressed levels of 2020. Corporate earnings rose in kind, with results tracking ahead of expectations in each of the year’s four quarters. Monetary and fiscal policy was also highly supportive, fueling a steady appetite for risk among investors.
Despite these positive developments, small- and mid-cap growth stocks trailed most other segments of the U.S. equity market in 2021. After performing reasonably well through mid-November, the asset class experienced considerable underperformance in the final six weeks of the year. The U.S. Federal Reserve’s indication of its intent to begin raising short-term interest rates in 2022 factored into the downturn late in the year. The prospect of higher interest rates is typically a headwind for small- to mid-sized growth stocks since it reduces the value of their expected future earnings when measured in current dollars.
The resulting sell-off represented one of the largest pullbacks in secular growth company investments that we have witnessed in many years. Believing this created some very attractive long-term opportunities, we remained on a sharp lookout for stocks that we believe have been unjustifiably beaten down by larger trends. As always, we stayed focused on seeking to invest in growing companies with outstanding business models and competitive advantages that we believe should strengthen over time.
The Fund’s broader investment strategy was an important reason for its outperformance in 2021. Lower quality companies, particularly those without current profits, lagged considerably during the downturn late in the year. On the other hand, the types of higher quality, profitable growers we seek held up much better than the overall small- and mid-cap category. We believe this helps illustrate the merits of emphasizing bottom-up company research rather than trying to predict macroeconomic developments such as inflation or the direction of Fed policy.
This steady approach helped the Fund meet or exceed the returns of the corresponding benchmark components in seven of the ten sectors in which it held a position.
The Fund’s notable contributors during the period
•	Our process generated the best relative performance in the Fund’s information technology sector holdings.
○	Endava PLC, an IT consultant focused on helping its customers with digital transformations, was a top contributor in the sector. The company has effectively capitalized on the strong growth of its end markets, fueling an acceleration in revenues and bottom-line earnings.
○	Sprout Social, Inc., a provider of social media marketing management software, benefited from the rapid shift in corporate marketing budgets toward social media.
○	Bill.com Holdings, Inc. offers cloud-based software that helps small and mid-size businesses automate their back office financial operations. The shares rose due to an acquisition that is expected to help the company expand its customer base.
•	Our investments in financials also outpaced their sector peers by a wide margin. Upstart Holdings, Inc., which operates an artificial intelligence (AI)-based lending platform primarily serving the personal and auto loan market, was the leading contributor. The shares jumped as the company grew more quickly than expected since its December 2020 initial public offering. We sold the stock on the basis of valuation prior to its downturn late in the year.
•	Industrials was also an area of relative strength in 2021.
Columbia Acorn Family of Funds | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Columbia Acorn® Fund
○	Atkor, Inc., a specialized producer of electrical products used in commercial and industrial end markets, is one of only a handful of vendors that supply a very fragmented customer base. This affords Atkor with what we call “niche dominance,” one of the key features we look for in our portfolio holdings. Broader trends were also at the company’s back in 2021, highlighted by rising prices for PVC pipe and steel.
○	Generac Holdings, Inc., a manufacturer of power-generation equipment, was another top performer in industrials. Generac’s offerings saw rapid adoption in recent years as the strained and aging U.S. power grid reinforced the value proposition of its products.
•	Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to performance in the annual period. Overweight positions in the strong-performing information technology and consumer discretionary sectors were the primary source of the positive results.
The Fund’s notable detractors during the period
•	Consumer discretionary was one of only three sectors in which our stock picks underperformed.
○	Chegg, Inc., a provider of online education-related content and support, was the largest detractor in both the sector and the Fund as a whole. Its growth rate moderated more than we expected following its pandemic-assisted gains in 2020, weighing on its shares. Still, we believe the company continues to offer the world’s leading online learning platform.
○	Vroom, Inc., an e-commerce platform for buying and selling new and used cars, also hurt relative performance in consumer discretionary. Vroom has a leading market position in this small but fast-growing area, but its stock lagged due in part to its announcement that it was increasing its investment in infrastructure. While investors focused on the effect this move would have on near-term profits, we believe it can help the company build its brand and achieve longer term scale benefits.
•	Our investments in health care trailed their sector peers as well. Amedisys, Inc., a home healthcare and hospice service provider, declined as the firm saw incrementally lower average length of patient stays. The downturn occurred despite positive trends in Amedisys’ core business segments and the broader backdrop of the aging U.S. population.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Acorn Family of Funds | Annual Report 2021

Fund at a glance
Columbia Acorn International®
Investment objective
Columbia Acorn International® (the Fund) seeks long-term capital appreciation.
Portfolio management
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
Hans F. Stege
Co-Portfolio Manager since 2020
Service with Fund since 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2021)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	10/16/00	12.63	13.11	9.62	10.00
	Including sales charges		6.17	11.78	8.98	9.78
Advisor Class		11/08/12	12.88	13.39	9.88	10.37
Class C	Excluding sales charges	10/16/00	11.76	12.26	8.80	9.18
	Including sales charges		10.81	12.26	8.80	9.18
Institutional Class		09/23/92	12.89	13.39	9.91	10.38
Institutional 2 Class		08/02/11	12.97	13.46	9.97	10.39
Institutional 3 Class		11/08/12	13.00	13.51	10.01	10.42
Class R		08/02/11	12.34	12.83	9.29	9.71
MSCI ACWI ex USA SMID Cap Growth Index (Net)			8.51	12.25	9.34	-
MSCI ACWI ex USA SMID Cap Index (Net)			10.16	10.30	8.63	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2021 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.99% for Institutional Class shares and 1.24% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA SMID Cap Growth Index (Net) captures a mid- and small-cap representation across 22 developed market countries and 25 emerging market countries.
The MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the United States) and 25 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.  Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Columbia Acorn Family of Funds | Annual Report 2021	7

Fund at a glance  (continued)
Columbia Acorn International®
The Growth of a $10,000 Investment in Columbia Acorn International® Institutional Class Shares
December 31, 2011 through December 31, 2021
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	4.4
Consumer Discretionary	12.6
Consumer Staples	2.7
Financials	8.6
Health Care	17.2
Industrials	21.2
Information Technology	25.1
Materials	4.4
Real Estate	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Australia	5.3
Austria	0.6
Brazil	1.8
Canada	2.6
China	2.4
Denmark	3.6
Finland	0.8
France	0.6
Germany	7.5
Country breakdown (%) (at December 31, 2021)
Greece	0.5
Italy	4.6
Japan	16.5
Malta	0.5
Mexico	1.1
Netherlands	4.3
New Zealand	1.9
Russian Federation	1.6
Singapore	1.1
South Korea	2.4
Spain	1.9
Sweden	9.8
Switzerland	3.6
Taiwan	5.4
United Kingdom	15.2
United States(a)	4.0
Vietnam	0.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

8	Columbia Acorn Family of Funds | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Acorn International®
Columbia Acorn International® Institutional Class shares returned 12.89% for the 12-month period ended December 31, 2021, outperforming the 8.51% return of the Fund’s primary benchmark, the MSCI ACWI ex USA SMID Cap Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA SMID Cap Index (Net), ended the 12-month period with a return of 10.16%.
Market overview
International equities delivered robust total returns in 2021, as the gradual lifting of COVID-19-related restrictions led to a surge in economic growth and corporate earnings. Monetary policy was also supportive throughout the majority of the year, with central banks holding interest rates near zero and maintaining stimulative quantitative easing programs. Although concerns about new variants of the coronavirus, higher inflation, and the possibility of rising rates in 2022 weighed on sentiment at various points, most major world indexes closed the year at or near their all-time highs.
International small-cap growth stocks trailed the broader global markets in 2021. This reflected the underperformance of the foreign markets relative to the United States and the growth style compared to value. Still, the asset class continued to offer an abundance of opportunities for us to use our bottom-up approach to unearth higher quality, growing companies with pricing power, strong market positions, and capable management teams.
Since our emphasis is on individual stock selection, we don’t attempt to make macroeconomic forecasts. We believe we can add more value as managers by doing bottom-up research to identify compelling company-level ideas than we would by trying to anticipate the next market-moving headline. Moreover, we think the best way to navigate shifting market conditions is to maintain a steady focus on good companies that are executing well. The recent surge in inflation offers a prime example. We can’t predict which way inflation is going to trend in the year ahead, but we think our emphasis on companies with leading market positions and pricing power should hold the Fund in good stead across the full range of possible outcomes. Our belief that good companies can manage through any environment has been the foundation of our strategy over time. This steady approach worked well in 2021, as several of our longer term holdings delivered healthy returns on the strength of company-specific developments.
The Fund’s notable contributors during the period
•	Our process generated strong relative performance in Fund holdings in the consumer staples sector. The luxury consumer products company Inter Parfums, Inc. accounted for nearly all of the contribution. While the company is based in France, the stock is listed in the United States. The valuation between the U.S. and French listings narrowed, benefiting the Fund. The market also recognized the potential for significant value creation from the company’s addition of two new luxury perfume brands.
•	The industrials sector was another area of strength for the Fund in the annual period.
○	IMCD NV, a Netherlands-based distributor of specialty chemicals, gained ground on the strength of better-than-expected results, rising market share, and improved pricing power.
○	AddTech AB, a Swedish provider of automation and manufacturing equipment, also made a sizable contribution to the Fund’s results. A larger, similar company went public late in the year, prompting investors to assign a higher valuation to AddTech.
•	Our stock picks also performed very well in the health care and communication services sectors.
○	Eckert & Ziegler Strahlen- und Medizintechnik AG, a German producer of radioactive isotopes and associated technology for use in medical, scientific and industrial end markets, was a top performer in health care. The company’s rapidly growing radiopharma segment benefited from the rise of precision oncology radiology treatments and associated advancements in PET/CT scan imaging systems. In addition, positive news flow around the use of these targeted therapies for prostate cancer raised expectations that the company could benefit from a large increase its addressable market.
○	Rightmove PLC, which operates the United Kingdom’s largest online real estate portal and property website, was the leading contributor in communication services. The stock rallied on the strength of the company’s sustained pricing power, rising revenue per user, and the general upswing in the nation’s property market.
Columbia Acorn Family of Funds | Annual Report 2021	9

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International®
•	Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to performance in the annual period. Overweight positions in information technology and financials aided results, as did an underweight in the defensive consumer staples sector and a lack of exposure to utilities stocks.
The Fund’s notable detractors during the period
•	The materials sector was one of only three sectors in which our stock picks underperformed. The shortfall was largely a result of weakness in the shares of the Swiss composite engineering company Gurit Holding AG.
•	The Fund also lost some ground in the consumer discretionary sector. Hikari Tsushin, Inc., a sales outsourcing company operating in Japan, was the largest detractor in the sector. The stock slid as volatility in its end markets caused investors to overlook the company’s ongoing shift to a recurring revenue model.
•	While the Fund’s information technology holdings lagged only slightly behind those in the benchmark, certain stocks finished among our largest detractors in 2021.
○	TeamViewer AG, based in Germany, was the Fund’s leading individual detractor. The stock was hurt by a management shuffle and weaker-than-expected profit margins. We became less enthusiastic on the company’s growth prospects, prompting us to sell the position.
○	Elecom Co., Ltd. is a Japanese producer of personal computer peripherals with an asset-light, e-commerce-driven business model. Although the firm has demonstrated prowess in development and execution, its shares experienced short-term weakness after its results came in below expectations.
○	SimCorp AS, a provider of investment management software solutions and services, also detracted due to slower new client signings stemming from COVID-related uncertainty.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and  possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Columbia Acorn Family of Funds | Annual Report 2021

Fund at a glance
Columbia Acorn USA®
Investment objective
Columbia Acorn USA® (the Fund) seeks long-term capital appreciation.
Portfolio management
Erika K. Maschmeyer, CFA
Co-Portfolio Manager since April 2021
Service with Fund since 2016
John L. Emerson, CFA
Co-Portfolio Manager since April 2021
Service with Fund since 2003
Effective May 1, 2022, Daniel Cole will be added as a Co-Portfolio Manager to the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2021)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	10/16/00	8.74	15.46	13.96	11.00
	Including sales charges		2.48	14.11	13.29	10.74
Advisor Class		11/08/12	8.92	15.75	14.25	11.34
Class C	Excluding sales charges	10/16/00	7.85	14.59	13.14	10.18
	Including sales charges		7.02	14.59	13.14	10.18
Institutional Class		09/04/96	8.95	15.74	14.24	11.34
Institutional 2 Class		11/08/12	8.99	15.83	14.33	11.37
Institutional 3 Class		11/08/12	9.09	15.88	14.38	11.39
Russell 2000 Growth Index			2.83	14.53	14.14	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2021 prospectus, as supplemented, the Fund’s annual operating expense ratio is 1.15% for Institutional Class shares and 1.40% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Effective May 1, 2022, the Fund will compare its performance to that of the Russell 2500 Growth Index. The Fund’s investment manager believes that the new index provides a more appropriate comparison than the Russell 2000 Growth Index for investors measuring the Fund’s relative performance. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Information on both the Russell 2000 Growth Index and the Russell 2500 Growth Index will be shown for a one-year transition period.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.  Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Columbia Acorn Family of Funds | Annual Report 2021	11

Fund at a glance  (continued)
Columbia Acorn USA®
The Growth of a $10,000 Investment in Columbia Acorn USA® Institutional Class Shares
December 31, 2011 through December 31, 2021
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	93.9
Limited Partnerships	1.5
Money Market Funds	2.9
Securities Lending Collateral	1.6
Warrants	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	1.5
Consumer Discretionary	22.3
Consumer Staples	3.3
Energy	1.1
Financials	6.4
Health Care	26.5
Industrials	16.5
Information Technology	18.2
Materials	1.6
Real Estate	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

12	Columbia Acorn Family of Funds | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Acorn USA®
Columbia Acorn USA® Institutional Class shares returned 8.95% for the 12-month period ended December 31, 2021, outperforming the 2.83% return of the Fund’s primary benchmark, the Russell 2000 Growth Index.
Market overview
U.S. equities performed very well in 2021, with most aspects of the macroeconomic environment providing a tailwind for risk assets. Although COVID-19 remained persistent due to the emergence of new variants throughout the year, the rollout of multiple vaccines enabled a gradual return toward pre-pandemic business conditions. Economic growth surged as a result, leading to favorable comparisons versus the depressed levels of 2020. Corporate earnings rose in kind, with results tracking ahead of expectations in each of the year’s four quarters. Monetary and fiscal policy was also highly supportive, fueling a steady appetite for risk among investors.
Despite these positive developments, small-cap growth stocks trailed most other segments of the U.S. equity market in 2021. After performing reasonably well through mid-November, the asset class experienced considerable underperformance in the final six weeks of the year. The U.S. Federal Reserve’s indication of its intent to begin raising short-term interest rates in 2022 factored into the downturn late in the year. The prospect of higher rates is typically a headwind for smaller growth stocks since it reduces the value of their expected future earnings when measured in current dollars.
The resulting sell-off represented one of the largest pullbacks in secular growth company investments that we have witnessed in many years. Believing this created some very attractive long-term opportunities, we remained on a sharp lookout for stocks that we believe have been unjustifiably beaten down by larger trends. As always, we stayed focused on seeking to invest in growing companies with outstanding business models and competitive advantages that we believe will strengthen over time.
The Fund’s broader investment strategy was an important reason for its outperformance in 2021. Lower quality companies, particularly those without current profits, lagged considerably during the downturn late in the year. On the other hand, the types of higher quality, profitable growers we seek held up much better than the overall small- and mid-cap category. We believe this helps illustrate the merits of emphasizing bottom-up company research rather than trying to predict macroeconomic developments such as inflation or the direction of Fed policy.
This steady approach helped the Fund meet or exceed the returns of the corresponding benchmark components in seven of the nine sectors in which it held a position.
The Fund’s notable contributors during the period
•	Our process generated strong relative performance in Fund holdings in the industrials sector.
○	Atkor, Inc., a specialized producer of electrical products used in commercial and industrial end markets, is one of only a handful of vendors that supply a very fragmented customer base. This affords Atkor with what we call “niche dominance,” one of the key features we look for in our portfolio holdings. Broader trends were also at the company’s back in 2021, highlighted by rising prices for PVC pipe and steel.
○	SiteOne Landscape Supply, Inc. further contributed to results. The company benefited from its position as a distributor situated between a fragmented group of suppliers (equipment makers) and an equally fragmented customer base (landscapers). The company has both scale power and an excellent management team, and these traits fed through to performance.
•	The health care and consumer discretionary sectors were also areas in which our stock picks outperformed in 2021.
•	Upstart Holdings, Inc., a financial stock, was the leading individual contributor for the year. The company operates an artificial intelligence (AI)-based lending platform primarily serving the personal and auto loan market. The shares jumped as the company grew more quickly than expected since its December 2020 initial public offering. We sold the stock on the basis of valuation prior to its downturn late in the year.
•	Sprout Social, Inc., a provider of social media marketing management software that has benefited from the rapid shift in corporate marketing budgets toward to social media, was another top contributor in 2021.
Columbia Acorn Family of Funds | Annual Report 2021	13

Manager Discussion of Fund Performance  (continued)
Columbia Acorn USA®
•	Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to performance. An overweight position in the industrials sector aided results, as did a zero weighting in the poor-performing communication services sector.
The Fund’s notable detractors during the period
•	Information technology, while home to a number of our top contributors, was a sector in which the Fund underperformed by a meaningful margin. Voyager Digital Ltd., an operator of a cryptocurrency trading app, and Olo, Inc., a software-as-a-service provider for restaurants, were two significant detractors.
•	Poshmark, Inc., an operator of an online marketplace for resellers of apparel and accessories, was the Fund’s largest individual detractor in 2021. The company’s initial results and conservative guidance weighed on the shares, as did the overall weakness in recent initial public offerings during the second half of the year. Nevertheless, we believe Poshmark possesses a compelling platform that effectively blends valuable aspects of social media with e-commerce to create a collaborative, highly engaged and growing network of buyers and sellers.
•	Vroom, Inc., an e-commerce platform for buying and selling new and used cars, was another notable detractor in consumer discretionary. Vroom has a leading market position in this small but fast-growing area, but its stock lagged due in part to its announcement that it was increasing its investment in infrastructure. While investors focused on the effect this move would have on near-term profits, we believe it can help the company build its brand and achieve longer term scale benefits.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
14	Columbia Acorn Family of Funds | Annual Report 2021

Fund at a glance
Columbia Acorn International SelectSM
Investment objective
Columbia Acorn International SelectSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Lead Portfolio Manager or Co-Portfolio Manager since 2016
Service with Fund since 2001
Hans F. Stege
Co-Portfolio Manager since 2019
Service with Fund since 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2021)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	10/16/00	10.49	15.59	10.31	9.16
	Including sales charges		4.15	14.23	9.66	8.88
Advisor Class		11/08/12	10.78	15.89	10.60	9.49
Class C	Excluding sales charges	10/16/00	9.68	14.73	9.47	8.34
	Including sales charges		8.68	14.73	9.47	8.34
Institutional Class		11/23/98	10.79	15.88	10.61	9.49
Institutional 2 Class		11/08/12	10.87	15.98	10.67	9.52
Institutional 3 Class		11/08/12	10.93	16.04	10.72	9.54
MSCI ACWI ex USA Growth Index (Net)			5.09	13.06	9.13	-
MSCI ACWI ex USA Index (Net)			7.82	9.61	7.28	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2021 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.99% for Institutional Class shares and 1.24% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Growth Index (Net) captures a large- and mid-cap representation across 22 developed market countries and 25 emerging market countries.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 25 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.  Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Columbia Acorn Family of Funds | Annual Report 2021	15

Fund at a glance  (continued)
Columbia Acorn International SelectSM
The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Institutional Class Shares
December 31, 2011 through December 31, 2021
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	6.0
Consumer Discretionary	9.7
Financials	7.8
Health Care	20.7
Industrials	28.8
Information Technology	23.2
Materials	1.8
Real Estate	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Australia	2.1
Brazil	2.1
Canada	1.8
China	4.9
Denmark	3.0
Finland	2.2
Germany	4.2
Italy	4.8
Japan	13.5
Malta	0.0(a)
Netherlands	6.5
New Zealand	3.4
Singapore	2.0
South Korea	1.6
Sweden	11.5
Switzerland	11.6
Taiwan	7.3
United Kingdom	16.6
United States(b)	0.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

16	Columbia Acorn Family of Funds | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Acorn International SelectSM
Columbia Acorn International SelectSM Institutional Class shares returned 10.79% for the 12-month period ended December 31, 2021, outperforming the 5.09% return of the Fund’s primary benchmark, the MSCI ACWI ex USA Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA Index (Net), ended the 12-month period with a return of 7.82%.
Market overview
International equities delivered robust total returns in 2021, as the gradual lifting of virus-related restrictions led to a surge in economic growth and corporate earnings. Monetary policy was also supportive throughout the majority of the year, with central banks holding interest rates near zero and maintaining stimulative quantitative easing programs. Although concerns about new variants of the coronavirus, higher inflation, and the possibility of rising rates in 2022 weighed on sentiment at various points, most major world indexes closed the year at or near their all-time highs.
International small-cap growth stocks trailed the broader global markets in 2021. This reflected the underperformance of the foreign markets relative to the United States and the growth style compared to value. Still, the asset class continued to offer an abundance of opportunities for us to use our bottom-up approach to unearth higher quality, growing companies with pricing power, strong market positions, and capable management teams.
Since our emphasis is on individual stock selection, we don’t attempt to make macroeconomic forecasts. We believe we can add more value as managers by doing bottom-up research to identify compelling company-level ideas than we would by trying to anticipate the next market-moving headline. Moreover, we think the best way to navigate shifting market conditions is to maintain a steady focus on good companies that are executing well. The recent surge in inflation offers a prime example. We can’t predict which way inflation is going to trend in the year ahead, but we think our emphasis on companies with leading market positions and pricing power should hold the Fund in good stead across the full range of possible outcomes. Our belief that good companies can manage through any environment has been the foundation of our strategy over time. This steady approach worked well in 2021, as several of our longer term holdings delivered healthy returns on the strength of company-specific developments.
The Fund’s notable contributors during the period
•	Our process generated strong relative performance in Fund holdings in the communication services sector.
○	Rightmove PLC, which operates the United Kingdom’s largest online real estate portal and property website, was the leading contributor in communication services. The stock rallied on the strength of the company’s sustained pricing power, rising revenue per user, and the general upswing in the nation’s property market.
•	The industrials sector was a further area of strength for the Fund in the annual period.
○	IMCD NV, a Netherlands-based distributor of specialty chemicals, gained ground on the strength of better-than-expected results. The company’s introduction of new products, together with its successful pricing increases, helped it generate higher profit margins.
○	Belimo Holding AG, based in Switzerland, was also a top contributor in industrials. The company, which makes actuators and valves for HVAC systems, benefited from trends such as rising infrastructure spending, urbanization, and the shift toward energy efficiency.
•	Our stock picks also performed very well in health care and financials.
○	Dechra Pharmaceuticals PLC, a U.K.-based provider of pharmaceuticals and related health care products for animals, was a top contributor in the health care sector. The company continued to leverage a strong and diverse product portfolio to drive robust results.
○	Partners Group Holding AG was the leading contributor in financials. One of Europe’s largest private equity companies, Partners benefited from a very healthy environment for initial public offerings. Fundraising and investment levels were also quite strong, pointing to healthy fundamentals for the company.
•	The technology sector was home to two of the Fund’s top performing stocks for the year.
Columbia Acorn Family of Funds | Annual Report 2021	17

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International SelectSM
○	Shares of Nemetschek SE, a provider of building information modeling software that helps architects and builders improve efficiency and reduce costs, rallied on the strength of rising earnings and improving guidance. In addition, the broader construction software segment experienced valuation expansion amid growing investor interest in this area.
○	Parade Technologies Ltd., a Taiwanese semiconductor equipment company whose products enable higher speed connections between the chips on the motherboards in personal computers (PCs), also contributed. Parade was well positioned to capitalize on both the robust semiconductor cycle and better-than-expected global PC sales.
•	Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to performance in the annual period. Overweight positions in information technology, industrials, and health care aided results, as did an underweight in the consumer discretionary sector.
The Fund’s notable detractors during the period
•	Consumer discretionary was one area in which our stock picks underperformed to a meaningful degree.
○	New Oriental Education & Technology Group, Inc. was the largest detractor in both the sector and the Fund as a whole. The stock lagged in the first half of the year due to a significant increase in regulatory uncertainty, and we exited the position. Shortly after we sold the stock, China’s government announced a rule change that forced private tutoring companies to become non-profit entities. The stock plunged in response, so our decision to sell helped protect the Fund from additional downside.
○	Hikari Tsushin, Inc., a sales outsourcing company operating in Japan, was another notable detractor in consumer discretionary. The stock slid as volatility in its end markets caused investors to overlook the company’s ongoing shift to a recurring revenue model.
•	While the Fund’s holdings in information technology as a whole only slightly underperformed those in the benchmark, several stocks finished among our largest detractors in 2021.
○	TeamViewer AG, based in Germany, lagged due to a management shuffle and weaker-than-expected profit margins. We became less enthusiastic on the company’s growth prospects, prompting us to sell the stock from the portfolio.
○	SimCorp AS, a provider of investment management software solutions and services, also detracted due to slower new client signings stemming from COVID-related uncertainty.
○	Nexi SpA, an Italy-based payments-system provider and credit card payment processor, declined after a competitor reduced its guidance. We maintained the position on the basis of the company’s long-term growth potential.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
18	Columbia Acorn Family of Funds | Annual Report 2021

Fund at a glance
Columbia Thermostat FundSM
Investment objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager since 2018
Service with Fund since 2018
Joshua Kutin, CFA
Co-Portfolio Manager since 2018
Service with Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	03/03/03	6.16	10.63	8.47	7.88
	Including sales charges		0.04	9.33	7.83	7.55
Advisor Class		11/08/12	6.43	10.91	8.74	8.15
Class C	Excluding sales charges	03/03/03	5.40	9.81	7.66	7.08
	Including sales charges		4.47	9.81	7.66	7.08
Institutional Class		09/25/02	6.42	10.91	8.75	8.15
Institutional 2 Class		11/08/12	6.53	10.95	8.78	8.17
Institutional 3 Class		11/08/12	6.52	11.00	8.82	8.19
Blended Benchmark			12.80	11.12	9.78	-
S&P 500® Index			28.71	18.47	16.55	-
Bloomberg U.S. Aggregate Bond Index			-1.54	3.57	2.90	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2021 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.65% for Institutional Class shares and 0.90% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to May 1, 2018 reflects returns achieved following a principal investment strategy pursuant to which day-to-day investment decisions for the Fund were made according to only one potential form of predetermined asset allocation table.  Since May 1, 2018, the Fund has followed a principal investment strategy that calls for the Investment Manager, on at least an annual basis, to determine whether the Fund’s assets should be allocated according to one of two different forms of allocation table based on the Investment Manager’s assessment of the equity market.  From the Fund’s inception through April 2020, the asset allocation table in place reflected the Investment Manager’s determination that the equity market was “expensive”. For a one-year period from May 1, 2020 through April 30, 2021, the Fund switched to the "normal" equity market table with a 50% equity floor because the Fund’s portfolio managers determined the market to be "normal." On May 1, 2021, the Fund moved back to the asset allocation table that was in place from the Fund’s inception in 2002 through April 30, 2020 based on the portfolio managers’ determination that the equity market is currently "expensive."
The Blended Benchmark, established by the Fund’s investment manager, is an equally weighted custom composite of the Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the Blended Benchmark.
The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.
Columbia Acorn Family of Funds | Annual Report 2021	19

Fund at a glance  (continued)
Columbia Thermostat FundSM
The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.  Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
The Growth of a $10,000 Investment in Columbia Thermostat FundSM Institutional Class Shares
December 31, 2011 through December 31, 2021
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2021)
Equity Funds	9.1
Exchange-Traded Equity Funds	0.8
Exchange-Traded Fixed Income Funds	9.0
Fixed Income Funds	80.9
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
20	Columbia Acorn Family of Funds | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Thermostat FundSM
Columbia Thermostat FundSM Institutional Class shares returned 6.42% for the 12-month period ended December 31, 2021.  During the same time period, the Fund’s primary equity benchmark, the S&P 500® Index, returned 28.71%, and the Fund’s primary debt benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.54%. The Fund underperformed its custom Blended Benchmark, which returned 12.80% during 2021. The Fund’s performance in 2021 was driven by a higher allocation to bonds during a period in which equities performed well.
Market overview
U.S. equities displayed remarkable resilience during the year, finishing with a solid gain despite a number of potential headwinds. Investors had to contend with the emergence of the omicron variant of COVID-19, which was contagious enough to raise concerns that a new wave of lockdowns could be necessary. The markets also faced a major shift in U.S. Federal Reserve (Fed) policy. Whereas the Fed had previously viewed rising inflation as a transitory development, continued price pressures caused the central bank to announce the tapering of its stimulative quantitative easing program. In addition, it began to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. The failure of the Build Back Better bill removed a source of anticipated fiscal stimulus. Nevertheless, most major U.S. equity indices closed the year at or near their all-time highs on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
As pandemic-related restrictions were eased over the period, robust economic growth and corporate earnings supported risk sentiment and credit-oriented segments of the bond market. The Fed maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, leading to increased market volatility. The Fed officially tightened policy in November as it began tapering its monthly bond purchases. December saw the Fed signal the likelihood of three increases in the federal funds rate in 2022. Bond market returns for the 12 months were muted given the move higher in U.S. Treasury yields. To illustrate, the 10-year Treasury note yield, which entered the year at 0.93%, reached as high as 1.74% at the end of the first quarter before drifting lower and ending 2021 at 1.52%. The best performing credit sector for the annual period was high-yield corporate bonds. The weakest performing credit sector was emerging markets debt.
Contributors and detractors
The Fund’s equity portfolio had a weighted average return of 23.5% in 2021. Six of seven underlying equity funds posted positive returns for the period. Columbia Research Enhanced Core ETF was the equity portfolio’s top performer, returning 33.1% for the year. Columbia Emerging Markets Fund was the equity portfolio’s worst performer, with a return of -7.2% for the year.
The Fund’s bond portfolio ended the year with a weighted average gain of -0.8%. Of the six underlying funds in the bond portfolio, Columbia Short Term Bond Fund was the strongest performer, returning 0.9% for the year. Columbia U.S. Treasury Index Fund was the worst performer in the bond portfolio, returning -2.6% for the year.
Portfolio reallocations
The Fund’s allocation table is updated annually. On May 1, 2021, based on the S&P 500® Index’s cyclically adjusted price-to-earnings ratio, the Fund rebalanced its allocation table and moved back from what the Fund defines as a normal market to what the Fund defines as an expensive market table. The expensive market allocation table utilizes stock allocations ranging from 10%-90% and will be in effect through at least April 30, 2022. On May 3, 2021 (due to May 1 falling on a Saturday), the Fund traded to a new allocation of 10% equity and 90% fixed income, from its allocation (prior to May 3, 2021) of 50% equity and 50% fixed income.
The Fund’s investments in the underlying funds may present certain risks, including the following: Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than ininvestments in larger, more established companies. There are risks associated with fixed-income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade(high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated
Columbia Acorn Family of Funds | Annual Report 2021	21

Manager Discussion of Fund Performance  (continued)
Columbia Thermostat FundSM
securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager’s decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to reserve capital or lower total return. The Investment Manager may select an underlying fund in the Columbia Acorn Family of Funds or broader Columbia Funds complex over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager’s affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.
22	Columbia Acorn Family of Funds | Annual Report 2021

Fund at a glance
Columbia Acorn European FundSM
Investment objective
Columbia Acorn European FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Portfolio Manager or Co-Portfolio Manager since 2011
Service with Fund since 2011
Sebastien Pigeon, CFA
Co-Portfolio Manager since May 2021
Service with Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2021)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	08/19/11	21.47	19.52	14.26	13.16
	Including sales charges		14.47	18.11	13.58	12.51
Advisor Class		06/25/14	21.75	19.83	14.55	13.45
Class C	Excluding sales charges	08/19/11	20.57	18.64	13.40	12.32
	Including sales charges		19.57	18.64	13.40	12.32
Institutional Class		08/19/11	21.76	19.83	14.54	13.45
Institutional 2 Class		11/08/12	21.80	19.90	14.58	13.49
Institutional 3 Class		03/01/17	21.83	19.93	14.58	13.49
MSCI AC Europe Small Cap Index (Net)			14.74	12.84	12.67	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2021 prospectus, as supplemented, the Fund’s annual operating expense ratio is 1.20% for Institutional Class shares and 1.45% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally. Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Columbia Acorn Family of Funds | Annual Report 2021	23

Fund at a glance  (continued)
Columbia Acorn European FundSM
The Growth of a $10,000 Investment in Columbia Acorn European FundSM Institutional Class Shares
December 31, 2011 through December 31, 2021
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	5.7
Consumer Discretionary	5.3
Consumer Staples	4.7
Financials	8.7
Health Care	19.0
Industrials	29.7
Information Technology	21.7
Materials	3.0
Real Estate	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Austria	1.0
Cyprus	0.8
Denmark	5.1
Finland	1.8
France	1.3
Germany	12.8
Greece	0.9
Italy	9.1
Malta	1.1
Netherlands	5.5
Spain	2.8
Sweden	17.5
Switzerland	8.3
United Kingdom	27.1
United States(a)	4.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

24	Columbia Acorn Family of Funds | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Acorn European FundSM
Columbia Acorn European FundSM Institutional Class shares returned 21.76% for the 12-month period ended December 31, 2021, outperforming the 14.74% return of the Fund’s primary benchmark, the MSCI AC Europe Small Cap Index (Net).
Market overview
European small-cap stocks delivered robust total returns in 2021, as the gradual lifting of virus-related restrictions led to a surge in economic growth and corporate earnings. Monetary policy was also supportive throughout the majority of the year, with central banks holding interest rates near zero and maintaining stimulative quantitative easing programs. Together, these factors outweighed worries about new variants of the coronavirus, higher inflation, and the possibility of rising rates in 2022. European stocks outperformed the broader developed-market international category for the year, as the region was less exposed to the concerns about China that pressured performance across Asia.
We believe emphasizing bottom-up company research — rather than trying to navigate ever-changing headlines and shifts among the market’s style and sector preferences — remains the key to longer term performance. Our long tenure as managers has taught us that the European markets will be subject to frequent external disruptions. We therefore don’t attempt to predict macroeconomic events. Instead, we focus on identifying great franchises through analysis of sector competitive dynamics, due diligence of management teams, a focus on companies’ competitive advantages, and a thorough analysis of valuations. This approach has been the foundation of our strategy and a key factor in the Fund’s outperformance both in 2021 and on a longer term basis.
The Fund’s notable contributors during the period
•	Our process generated the best relative performance in Fund holdings in the industrials sector during the annual period.
○	AddTech AB, a Swedish provider of automation and manufacturing equipment, made a sizable contribution to the Fund’s results. A larger, similar firm went public late in the year, prompting investors to assign a higher valuation to AddTech.
○	IMCD NV, a Netherlands-based distributor of specialty chemicals, gained ground on the strength of better-than-expected results, rising market share, and improved pricing power.
•	The Fund outperformed the benchmark in the consumer staples sector, where the luxury consumer products company Inter Parfums, Inc.accounted for nearly all of the contribution. While the company is based in France, the stock is listed in the United States. The valuation between the U.S. and French listings narrowed, benefiting the Fund. The market also recognized the potential for significant value creation from the company’s addition of two new luxury perfume brands.
•	Our stock picks also performed very well in the health care sector.
○	Eckert & Ziegler Strahlen- und Medizintechnik AG, a German producer of radioactive isotopes and associated technology for use in medical, scientific and industrial end markets, was a top performer in the sector. The company’s rapidly growing radiopharma segment benefited from the rise of precision oncology radiology treatments and associated advancements in PET/CT scan imaging systems. In addition, positive news flow around the use of these targeted therapies in prostate cancer raised expectations that the company could benefit from a large increase its addressable market.
○	Dechra Pharmaceuticals PLC is a U.K.-based provider of pharmaceuticals and related health care products for animals, with a primary focus on companion animals. The company continued to leverage a strong and diverse product portfolio to drive robust results.
•	The technology sector was home to one of the Fund’s top performing stocks for the year. Shares of Nemetschek SE, a provider of building information modeling software that helps architects and builders improve efficiency and reduce costs, rallied on the strength of rising earnings and improving guidance. In addition, the broader construction software segment experienced valuation expansion amid growing investor interest in this area.
•	Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to performance in the annual period. An overweight in the industrials sector, where we have found an abundance of companies that are well positioned for long-term growth, made the largest contribution. We believe there is an attractive and large opportunity set in European industrial companies that are global leaders in niche segments. Several of our
Columbia Acorn Family of Funds | Annual Report 2021	25

Manager Discussion of Fund Performance  (continued)
Columbia Acorn European FundSM
portfolio companies occupy strong positions in customer acquisition and retention through digital platforms, and they have key competitive advantages versus smaller players. We are also focusing on areas such as efficient climate control, factory automation, and the shift toward more environmentally friendly clean energy options.
The Fund’s notable detractors during the period
•	The materials sector was one of only two sectors where the Fund had holdings in which our stock picks underperformed.
○	The shortfall was largely a result of weakness in the shares of the Swiss composite engineering company Gurit Holding AG.
○	Vidrala SA, a Spain-based producer of glass packaging, was another notable detractor in the sector.
○	We sold the position in Gurit Holding, but Vidrala remained in the portfolio at year-end.
•	Despite the contribution from Nemetschek noted above, our overall stock selection in information technology detracted from the Fund’s 12-month performance results, as well.
○	TeamViewer AG, based in Germany, was the leading detractor in both the sector and the Fund as a whole. The stock was hurt by a management shuffle and weaker-than-expected profit margins. We became less enthusiastic on the company’s growth prospects, prompting us to sell the position.
○	Exasol AG, based in Germany, develops database software for analytics applications. While the firm has been successful in driving adoption of its real-time analytics offering in Europe, the process of gaining traction in the massive U.S. market has proved more gradual than investors expected.
○	SimCorp AS, a provider of investment management software solutions and services, also detracted due to slower new client signings stemming from COVID-19-related uncertainty.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
26	Columbia Acorn Family of Funds | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Funds’ actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Funds’ actual return) and then applies the Funds’ actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat FundSM’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the “Fund of Funds” table.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	1,009.90	1,019.76	5.47	5.50	1.08
Advisor Class	1,000.00	1,000.00	1,010.30	1,021.07	4.15	4.18	0.82
Class C	1,000.00	1,000.00	1,005.60	1,016.03	9.20	9.25	1.82
Institutional Class	1,000.00	1,000.00	1,010.30	1,021.02	4.21	4.23	0.83
Institutional 2 Class	1,000.00	1,000.00	1,011.00	1,021.17	4.06	4.08	0.80
Institutional 3 Class	1,000.00	1,000.00	1,011.30	1,021.42	3.80	3.82	0.75
Columbia Acorn Family of Funds | Annual Report 2021	27

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	1,040.60	1,019.06	6.27	6.21	1.22
Advisor Class	1,000.00	1,000.00	1,041.60	1,020.32	4.99	4.94	0.97
Class C	1,000.00	1,000.00	1,036.60	1,015.27	10.11	10.01	1.97
Institutional Class	1,000.00	1,000.00	1,041.70	1,020.32	4.99	4.94	0.97
Institutional 2 Class	1,000.00	1,000.00	1,042.00	1,020.57	4.74	4.69	0.92
Institutional 3 Class	1,000.00	1,000.00	1,042.10	1,020.77	4.53	4.48	0.88
Class R	1,000.00	1,000.00	1,039.00	1,017.80	7.55	7.48	1.47
Columbia Acorn USA®
Class A	1,000.00	1,000.00	990.50	1,018.20	6.97	7.07	1.39
Advisor Class	1,000.00	1,000.00	991.70	1,019.46	5.72	5.80	1.14
Class C	1,000.00	1,000.00	986.70	1,014.42	10.72	10.87	2.14
Institutional Class	1,000.00	1,000.00	991.50	1,019.46	5.72	5.80	1.14
Institutional 2 Class	1,000.00	1,000.00	991.80	1,019.76	5.42	5.50	1.08
Institutional 3 Class	1,000.00	1,000.00	992.40	1,019.96	5.22	5.30	1.04
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	1,059.70	1,019.06	6.33	6.21	1.22
Advisor Class	1,000.00	1,000.00	1,061.10	1,020.32	5.04	4.94	0.97
Class C	1,000.00	1,000.00	1,055.80	1,015.27	10.21	10.01	1.97
Institutional Class	1,000.00	1,000.00	1,061.10	1,020.32	5.04	4.94	0.97
Institutional 2 Class	1,000.00	1,000.00	1,061.20	1,020.77	4.57	4.48	0.88
Institutional 3 Class	1,000.00	1,000.00	1,061.70	1,021.02	4.31	4.23	0.83
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	1,090.10	1,017.95	7.59	7.32	1.44
Advisor Class	1,000.00	1,000.00	1,091.40	1,019.21	6.27	6.06	1.19
Class C	1,000.00	1,000.00	1,086.30	1,014.17	11.52	11.12	2.19
Institutional Class	1,000.00	1,000.00	1,091.60	1,019.21	6.27	6.06	1.19
Institutional 2 Class	1,000.00	1,000.00	1,091.90	1,019.46	6.01	5.80	1.14
Institutional 3 Class	1,000.00	1,000.00	1,091.90	1,019.66	5.80	5.60	1.10
Fund of Funds—Columbia Thermostat FundSM
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.40	1,022.68	2.52	2.55	0.50	4.29	4.33	0.85
Advisor Class	1,000.00	1,000.00	1,003.30	1,023.95	1.26	1.28	0.25	3.03	3.06	0.60
Class C	1,000.00	1,000.00	998.60	1,018.90	6.30	6.36	1.25	8.06	8.14	1.60
Institutional Class	1,000.00	1,000.00	1,003.30	1,023.95	1.26	1.28	0.25	3.03	3.06	0.60
Institutional 2 Class	1,000.00	1,000.00	1,003.80	1,024.20	1.01	1.02	0.20	2.78	2.81	0.55
Institutional 3 Class	1,000.00	1,000.00	1,003.60	1,024.35	0.86	0.87	0.17	2.63	2.65	0.52
Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Except with respect to Columbia Thermostat FundSM, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).
28	Columbia Acorn Family of Funds | Annual Report 2021

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
In the case of Columbia Thermostat FundSM, effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly by the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund’s most recent shareholder report.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for the Funds, account value at the end of the period would have been reduced.
Columbia Acorn Family of Funds | Annual Report 2021	29

Portfolio of Investments
Columbia Acorn® Fund, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 3.5%
Entertainment 3.5%
Roblox Corp., Class A(a)	538,439	55,545,367
Roku, Inc.(a)	116,894	26,675,211
Take-Two Interactive Software, Inc.(a)	211,000	37,498,920
Zynga, Inc., Class A(a)	5,912,599	37,840,634
Total		157,560,132
Total Communication Services		157,560,132
Consumer Discretionary 18.7%
Auto Components 1.4%
Visteon Corp.(a)	569,901	63,338,797
Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc.(a)	342,825	43,154,811
Chegg, Inc.(a)	1,965,290	60,334,403
Total		103,489,214
Hotels, Restaurants & Leisure 6.2%
Churchill Downs, Inc.	227,000	54,684,300
DraftKings, Inc., Class A(a)	433,250	11,901,378
Planet Fitness, Inc., Class A(a)	1,422,769	128,874,416
Wingstop, Inc.	482,304	83,342,131
Total		278,802,225
Household Durables 1.5%
Skyline Champion Corp.(a)	859,991	67,922,089
Internet & Direct Marketing Retail 2.3%
Etsy, Inc.(a)	430,740	94,306,216
Poshmark, Inc., Class A(a),(b)	580,349	9,883,343
Total		104,189,559
Leisure Products 0.5%
Brunswick Corp.	202,371	20,384,831
Specialty Retail 4.5%
Five Below, Inc.(a)	416,030	86,072,447
Floor & Decor Holdings, Inc.(a)	518,000	67,345,180
Vroom, Inc.(a),(c)	1,932,383	20,850,412
Williams-Sonoma, Inc.	186,700	31,576,571
Total		205,844,610
Total Consumer Discretionary		843,971,325
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.2%
Food & Staples Retailing 1.2%
BJ’s Wholesale Club Holdings, Inc.(a)	824,000	55,183,280
Household Products 1.0%
WD-40 Co.	184,759	45,199,442
Total Consumer Staples		100,382,722
Energy 1.5%
Oil, Gas & Consumable Fuels 1.5%
Devon Energy Corp.	669,600	29,495,880
Diamondback Energy, Inc.	247,600	26,703,660
Matador Resources Co.	339,948	12,550,880
Total		68,750,420
Total Energy		68,750,420
Financials 4.3%
Banks 1.3%
Lakeland Financial Corp.	715,615	57,349,386
Capital Markets 3.0%
Ares Management Corp., Class A	459,290	37,326,498
GCM Grosvenor, Inc., Class A(b)	2,226,000	23,373,000
Hamilton Lane, Inc., Class A(b)	211,113	21,875,529
Houlihan Lokey, Inc., Class A	265,400	27,474,208
Open Lending Corp., Class A(a)	1,233,417	27,727,214
Total		137,776,449
Total Financials		195,125,835
Health Care 21.7%
Biotechnology 6.5%
Anika Therapeutics, Inc.(a)	582,331	20,864,920
Argenx SE, ADR(a)	114,951	40,254,691
Exact Sciences Corp.(a)	341,400	26,571,162
Fate Therapeutics, Inc.(a)	213,689	12,502,943
Horizon Therapeutics PLC(a)	538,364	58,014,104
Insmed, Inc.(a)	1,675,370	45,637,079
Intellia Therapeutics, Inc.(a)	183,000	21,637,920
Iovance Biotherapeutics, Inc.(a)	650,700	12,421,863
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Mirati Therapeutics, Inc.(a)	187,230	27,464,769
Natera, Inc.(a)	307,600	28,726,764
Total		294,096,215
Health Care Equipment & Supplies 3.3%
Align Technology, Inc.(a)	102,250	67,196,655
Globus Medical, Inc., Class A(a)	433,100	31,269,820
Masimo Corp.(a)	168,910	49,453,470
Total		147,919,945
Health Care Providers & Services 4.5%
Amedisys, Inc.(a)	650,005	105,222,810
Chemed Corp.	92,296	48,828,276
Encompass Health Corp.	479,663	31,302,807
P3 Health Partners, Inc.(a),(d),(e),(f)	2,500,000	16,550,000
Total		201,903,893
Health Care Technology 0.7%
Doximity, Inc., Class A(a),(c)	681,102	34,143,643
Life Sciences Tools & Services 6.7%
10X Genomics, Inc., Class A(a)	619,098	92,220,838
Bio-Techne Corp.	159,302	82,413,297
Codexis, Inc.(a)	310,586	9,712,024
Pacific Biosciences of California, Inc.(a)	1,316,600	26,937,636
Repligen Corp.(a)	354,199	93,806,063
Total		305,089,858
Total Health Care		983,153,554
Industrials 14.3%
Electrical Equipment 4.8%
AMETEK, Inc.	343,667	50,532,796
Atkor, Inc.(a)	359,364	39,957,683
Generac Holdings, Inc.(a)	131,180	46,164,866
Plug Power, Inc.(a)	1,723,000	48,640,290
Shoals Technologies Group, Inc., Class A(a)	1,267,675	30,804,502
Total		216,100,137
Machinery 5.1%
IDEX Corp.	133,500	31,548,720
Ingersoll Rand, Inc.	808,068	49,995,167
Kornit Digital Ltd.(a)	499,638	76,069,886
SPX Corp.(a)	1,233,872	73,637,481
Total		231,251,254
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.1%
CoStar Group, Inc.(a)	655,860	51,832,616
ICF International, Inc.	441,000	45,224,550
Total		97,057,166
Trading Companies & Distributors 2.3%
SiteOne Landscape Supply, Inc.(a)	430,151	104,216,984
Total Industrials		648,625,541
Information Technology 27.8%
Communications Equipment 0.8%
Calix, Inc.(a)	432,291	34,570,311
Electronic Equipment, Instruments & Components 1.6%
CDW Corp.	347,683	71,198,525
IT Services 7.1%
Endava PLC, ADR(a)	451,510	75,817,559
EPAM Systems, Inc.(a)	67,994	45,450,589
MongoDB, Inc.(a)	166,250	88,004,437
Shift4 Payments, Inc., Class A(a)	647,419	37,504,983
VeriSign, Inc.(a)	217,675	55,250,269
Wix.com Ltd.(a)	122,120	19,269,315
Total		321,297,152
Semiconductors & Semiconductor Equipment 2.9%
Enphase Energy, Inc.(a)	304,253	55,660,044
Teradyne, Inc.	479,339	78,386,306
Total		134,046,350
Software 15.4%
Avalara, Inc.(a)	496,000	64,038,560
Bill.com Holdings, Inc.(a)	410,636	102,309,959
Blackline, Inc.(a)	426,525	44,162,398
Cadence Design Systems, Inc.(a)	244,059	45,480,395
Crowdstrike Holdings, Inc., Class A(a)	162,291	33,229,082
DocuSign, Inc.(a)	130,620	19,894,732
Elastic NV(a)	213,424	26,270,360
Five9, Inc.(a)	419,315	57,580,336
HubSpot, Inc.(a)	52,050	34,308,758
Olo, Inc., Class A(a)	991,000	20,622,710
Trade Desk, Inc. (The), Class A(a)	1,357,784	124,427,326
Voyager Digital Ltd.(a),(c)	1,953,276	24,382,172

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	31

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Zendesk, Inc.(a)	362,877	37,844,442
Zscaler, Inc.(a)	202,044	64,922,799
Total		699,474,029
Total Information Technology		1,260,586,367
Materials 2.6%
Chemicals 2.6%
Albemarle Corp.	268,600	62,790,622
Avient Corp.	958,000	53,600,100
Total		116,390,722
Total Materials		116,390,722
Real Estate 1.7%
Real Estate Management & Development 1.7%
Colliers International Group, Inc.	336,817	50,067,847
FirstService Corp.	132,500	26,032,275
Total		76,100,122
Total Real Estate		76,100,122
Total Common Stocks (Cost $3,563,490,313)		4,450,646,740

Securities Lending Collateral 0.8%
Issuer	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 0.030%(g),(h)	36,269,919	36,269,919
Total Securities Lending Collateral (Cost $36,269,919)		36,269,919

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(g)	81,677,236	81,660,901
Total Money Market Funds (Cost $81,660,223)		81,660,901
Total Investments in Securities (Cost: $3,681,420,455)		4,568,577,560
Obligation to Return Collateral for Securities Loaned		(36,269,919)
Other Assets & Liabilities, Net		(3,683,971)
Net Assets		4,528,623,670

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	39,795,717	1,744,139,977	(1,702,270,267)	(4,526)	81,660,901	(1,213)	58,825	81,677,236
ePlus, Inc.‡,†
	—	47,101,170	(79,036,447)	—	—	7,473,170	—	—
GCM Grosvenor, Inc., Class A‡
	—	—	—	70,639	23,373,000	—	734,580	2,226,000
Hamilton Lane, Inc., Class A‡,†
	—	48,305,512	(55,510,979)	—	—	4,493,833	821,911	—
Kiniksa Pharmaceuticals Ltd., Class A†
	28,164,513	—	(31,166,939)	3,002,426	—	(4,332,697)	—	—
Poshmark, Inc., Class A‡,†
	—	57,202,730	(25,734,533)	—	—	(15,581,834)	—	—
Total	67,960,230			3,068,539	105,033,901	(7,948,741)	1,615,316

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2021
Notes to Portfolio of Investments  (continued)
(c)	All or a portion of this security was on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021 was $33,010,589.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $16,550,000, which represents 0.37% of total net assets.
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2021, the total market value of these securities amounted to $16,550,000, which represents 0.37% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
P3 Health Partners, Inc.	05/26/2021	2,500,000	25,000,000	16,550,000

(f)	Valuation based on significant unobservable inputs.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(h)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	157,560,132	—	—	157,560,132
Consumer Discretionary	843,971,325	—	—	843,971,325
Consumer Staples	100,382,722	—	—	100,382,722
Energy	68,750,420	—	—	68,750,420
Financials	195,125,835	—	—	195,125,835
Health Care	966,603,554	—	16,550,000	983,153,554
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	33

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	648,625,541	—	—	648,625,541
Information Technology	1,260,586,367	—	—	1,260,586,367
Materials	116,390,722	—	—	116,390,722
Real Estate	76,100,122	—	—	76,100,122
Total Common Stocks	4,434,096,740	—	16,550,000	4,450,646,740
Securities Lending Collateral	36,269,919	—	—	36,269,919
Money Market Funds	81,660,901	—	—	81,660,901
Total Investments in Securities	4,552,027,560	—	16,550,000	4,568,577,560
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments
Columbia Acorn International®, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Australia 5.3%
Bapcor Ltd.	8,198,062	41,787,728
carsales.com Ltd.	990,365	18,095,622
IDP Education Ltd.	1,459,389	36,765,335
Pro Medicus Ltd.	289,845	13,154,462
Temple & Webster Group Ltd.(a)	1,845,783	14,449,564
Total		124,252,711
Austria 0.6%
S&T AG(b)	878,104	14,588,437
Brazil 1.8%
Notre Dame Intermedica Participacoes SA	1,756,438	19,030,706
TOTVS SA	4,694,127	24,136,409
Total		43,167,115
Canada 2.6%
Altus Group Ltd.	456,750	25,625,952
Osisko Gold Royalties Ltd.	2,866,342	35,077,255
Total		60,703,207
China 2.5%
Shenzhou International Group Holdings Ltd.	1,145,600	22,183,034
Silergy Corp.	194,000	35,113,285
Total		57,296,319
Denmark 3.6%
ALK-Abello AS(a)	76,663	40,255,982
SimCorp AS	394,321	42,977,746
Total		83,233,728
Finland 0.8%
Valmet OYJ	419,361	17,980,387
France 0.6%
Robertet SA	12,149	13,485,846
Germany 7.5%
Eckert & Ziegler Strahlen- und Medizintechnik AG	249,713	26,686,191
Hypoport SE(a)	93,752	54,374,471
Jenoptik AG	1,073,686	45,306,306
Nemetschek SE	384,791	49,200,954
Total		175,567,922
Common Stocks (continued)
Issuer	Shares	Value ($)
Greece 0.5%
JUMBO SA	882,707	12,662,520
Italy 4.7%
Amplifon SpA	977,347	52,589,300
Carel Industries SpA	289,182	8,745,373
GVS SpA	1,147,087	13,768,727
Nexi SpA(a)	2,125,392	33,679,810
Total		108,783,210
Japan 16.5%
Aruhi Corp.	1,484,700	13,491,683
CyberAgent, Inc.	682,300	11,373,825
Daifuku Co., Ltd.	458,900	37,526,510
Daiseki Co., Ltd.	932,119	41,408,850
Disco Corp.	66,000	20,173,068
Elecom Co., Ltd.	1,180,700	15,539,751
Fuso Chemical Co., Ltd.	561,800	23,703,810
Hikari Tsushin, Inc.	424,828	65,426,745
Hoshizaki Corp.	149,200	11,225,489
NSD Co., Ltd.	588,100	10,682,687
Obic Co., Ltd.	139,100	26,032,456
Seiren Co., Ltd.	861,000	18,863,267
Sekisui Chemical Co., Ltd.	2,216,400	37,067,418
Shima Seiki Manufacturing Ltd.	325,900	5,590,745
Simplex Holdings, Inc.(a)	799,700	19,734,355
Solasto Corp.	1,803,300	19,374,629
Valqua Ltd.	407,600	9,607,063
Total		386,822,351
Malta 0.5%
Kindred Group PLC	1,069,580	12,671,973
Mexico 1.1%
Corporación Inmobiliaria Vesta SAB de CV	12,567,607	25,189,841
Netherlands 4.3%
Argenx SE, ADR(a)	114,759	40,187,454
BE Semiconductor Industries NV	144,137	12,253,484
IMCD NV	222,632	49,202,402
Total		101,643,340
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	35

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
New Zealand 1.9%
Fisher & Paykel Healthcare Corp., Ltd.	1,978,513	44,325,753
Russian Federation 1.6%
TCS Group Holding PLC, GDR(c)	448,967	37,847,872
Singapore 1.1%
Mapletree Logistics Trust	17,732,544	25,008,848
South Korea 2.4%
Koh Young Technology, Inc.(a)	1,266,645	25,229,265
Korea Investment Holdings Co., Ltd.(a)	442,611	29,987,138
Total		55,216,403
Spain 1.9%
Befesa SA	308,579	23,677,972
Vidrala SA	213,082	21,008,628
Total		44,686,600
Sweden 9.8%
AddTech AB, B Shares	2,032,021	48,332,282
Dometic Group AB	2,163,171	28,396,471
Hexagon AB, Class B	4,274,829	67,715,642
Munters Group AB	3,142,036	24,322,770
Sectra AB, Class B(a)	996,824	22,084,965
Sweco AB, Class B	2,035,816	38,308,843
Total		229,160,973
Switzerland 3.6%
Belimo Holding AG, Registered Shares	66,374	42,146,582
Inficon Holding AG	18,546	27,113,314
Montana Aerospace AG(a),(c)	391,115	14,529,459
Total		83,789,355
Taiwan 5.5%
Parade Technologies Ltd.	756,000	57,516,566
Sinbon Electronics Co., Ltd.	2,393,000	24,513,062
Universal Vision Biotechnology Co., Ltd.	1,110,000	11,339,944
Voltronic Power Technology Corp.	613,408	34,220,807
Total		127,590,379
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 15.2%
Abcam PLC(a)	625,142	14,663,969
Auto Trader Group PLC	2,123,901	21,270,608
Dechra Pharmaceuticals PLC	773,015	55,869,431
Diploma PLC	688,467	31,563,804
Genus PLC	368,303	24,700,928
Halma PLC	460,960	19,986,715
Intermediate Capital Group PLC	1,765,720	52,584,435
Rentokil Initial PLC	5,597,778	44,310,603
Rightmove PLC	4,790,311	51,691,274
Safestore Holdings PLC	645,592	12,312,420
Spirax-Sarco Engineering PLC	123,404	26,856,471
Total		355,810,658
United States 2.6%
Inter Parfums, Inc.	576,834	61,663,555
Vietnam 0.4%
Asia Commercial Bank JSC(a)	6,638,667	10,039,269
Total Common Stocks (Cost $1,397,467,893)		2,313,188,572

Securities Lending Collateral 0.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.030%(d),(e)	10,493,519	10,493,519
Total Securities Lending Collateral (Cost $10,493,519)		10,493,519

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(d),(f)	22,668,846	22,664,312
Total Money Market Funds (Cost $22,664,312)		22,664,312
Total Investments in Securities (Cost $1,430,625,724)		2,346,346,403
Obligation to Return Collateral for Securities Loaned		(10,493,519)
Other Assets & Liabilities, Net		3,935,189
Net Assets		$2,339,788,073

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	All or a portion of this security was on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021 was $10,018,113.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $52,377,331, which represents 2.24% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(e)	Investment made with cash collateral received from securities lending activity.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	61,934,514	628,270,129	(667,540,331)	—	22,664,312	(3,531)	35,467	22,668,846
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	124,252,711	—	124,252,711
Austria	—	14,588,437	—	14,588,437
Brazil	43,167,115	—	—	43,167,115
Canada	60,703,207	—	—	60,703,207
China	—	57,296,319	—	57,296,319
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	37

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Denmark	—	83,233,728	—	83,233,728
Finland	—	17,980,387	—	17,980,387
France	—	13,485,846	—	13,485,846
Germany	—	175,567,922	—	175,567,922
Greece	—	12,662,520	—	12,662,520
Italy	—	108,783,210	—	108,783,210
Japan	—	386,822,351	—	386,822,351
Malta	—	12,671,973	—	12,671,973
Mexico	25,189,841	—	—	25,189,841
Netherlands	40,187,454	61,455,886	—	101,643,340
New Zealand	—	44,325,753	—	44,325,753
Russian Federation	—	37,847,872	—	37,847,872
Singapore	—	25,008,848	—	25,008,848
South Korea	—	55,216,403	—	55,216,403
Spain	—	44,686,600	—	44,686,600
Sweden	—	229,160,973	—	229,160,973
Switzerland	—	83,789,355	—	83,789,355
Taiwan	—	127,590,379	—	127,590,379
United Kingdom	—	355,810,658	—	355,810,658
United States	61,663,555	—	—	61,663,555
Vietnam	—	10,039,269	—	10,039,269
Total Common Stocks	230,911,172	2,082,277,400	—	2,313,188,572
Securities Lending Collateral	10,493,519	—	—	10,493,519
Money Market Funds	22,664,312	—	—	22,664,312
Total Investments in Securities	264,069,003	2,082,277,400	—	2,346,346,403
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments
Columbia Acorn USA®, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.5%
Issuer	Shares	Value ($)
Communication Services 1.4%
Interactive Media & Services 1.4%
Ziff Davis, Inc.(a)	39,592	4,389,169
Total Communication Services		4,389,169
Consumer Discretionary 20.1%
Auto Components 3.6%
Dorman Products, Inc.(a)	37,320	4,217,533
LCI Industries	23,146	3,607,767
Visteon Corp.(a)	27,625	3,070,243
Total		10,895,543
Diversified Consumer Services 1.7%
Bright Horizons Family Solutions, Inc.(a)	22,625	2,848,035
Chegg, Inc.(a)	74,626	2,291,018
Total		5,139,053
Hotels, Restaurants & Leisure 8.2%
Churchill Downs, Inc.	20,741	4,996,507
First Watch Restaurant Group, Inc.(a)	71,141	1,192,323
Planet Fitness, Inc., Class A(a)	102,132	9,251,117
Wendy’s Co. (The)	126,471	3,016,333
Wingstop, Inc.	36,835	6,365,088
Total		24,821,368
Household Durables 2.4%
Skyline Champion Corp.(a)	91,970	7,263,790
Internet & Direct Marketing Retail 0.6%
Poshmark, Inc., Class A(a)	109,356	1,862,333
Leisure Products 1.1%
Brunswick Corp.	31,210	3,143,783
Specialty Retail 2.5%
Five Below, Inc.(a)	30,943	6,401,797
Vroom, Inc.(a)	109,388	1,180,297
Total		7,582,094
Total Consumer Discretionary		60,707,964
Consumer Staples 3.2%
Food & Staples Retailing 2.2%
BJ’s Wholesale Club Holdings, Inc.(a)	99,903	6,690,504
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.0%
WD-40 Co.	12,497	3,057,266
Total Consumer Staples		9,747,770
Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Matador Resources Co.	87,600	3,234,192
Total Energy		3,234,192
Financials 6.2%
Banks 1.7%
Lakeland Financial Corp.	61,687	4,943,596
Capital Markets 4.5%
GCM Grosvenor, Inc., Class A(b)	399,884	4,198,782
Hamilton Lane, Inc., Class A	28,490	2,952,134
Houlihan Lokey, Inc., Class A	34,098	3,529,825
Open Lending Corp., Class A(a)	133,304	2,996,674
Total		13,677,415
Total Financials		18,621,011
Health Care 25.7%
Biotechnology 5.5%
Anika Therapeutics, Inc.(a)	56,439	2,022,209
Fate Therapeutics, Inc.(a)	71,320	4,172,933
Insmed, Inc.(a)	140,494	3,827,057
Intellia Therapeutics, Inc.(a)	14,185	1,677,234
Iovance Biotherapeutics, Inc.(a)	43,100	822,779
Mirati Therapeutics, Inc.(a)	16,049	2,354,228
Natera, Inc.(a)	20,515	1,915,896
Total		16,792,336
Health Care Equipment & Supplies 1.3%
Glaukos Corp.(a)	31,345	1,392,972
Globus Medical, Inc., Class A(a)	34,005	2,455,161
Total		3,848,133
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	39

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 7.2%
Amedisys, Inc.(a)	38,777	6,277,221
Chemed Corp.	13,474	7,128,285
Encompass Health Corp.	17,875	1,166,522
National Research Corp., Class A	89,928	3,733,811
P3 Health Partners, Inc.(a),(b)	484,027	3,407,550
Total		21,713,389
Health Care Technology 1.8%
Doximity, Inc., Class A(a),(b)	74,307	3,725,010
Schrodinger, Inc.(a)	46,765	1,628,825
Total		5,353,835
Life Sciences Tools & Services 9.3%
10X Genomics, Inc., Class A(a)	25,835	3,848,381
Bio-Techne Corp.	5,335	2,760,009
Codexis, Inc.(a)	139,525	4,362,947
DNA Script(a),(c),(d),(e)	1,139	791,265
NanoString Technologies, Inc.(a)	54,507	2,301,830
NeoGenomics, Inc.(a)	70,000	2,388,400
Pacific Biosciences of California, Inc.(a)	160,030	3,274,214
Repligen Corp.(a)	31,921	8,453,958
Total		28,181,004
Pharmaceuticals 0.6%
Nuvation Bio, Inc.(a),(b)	225,836	1,919,606
Total Health Care		77,808,303
Industrials 16.0%
Electrical Equipment 5.3%
Atkor, Inc.(a)	48,782	5,424,071
Plug Power, Inc.(a)	155,838	4,399,307
Shoals Technologies Group, Inc., Class A(a)	194,351	4,722,729
Sunrun, Inc.(a)	47,715	1,636,624
Total		16,182,731
Machinery 5.3%
ITT, Inc.	40,315	4,119,790
Kornit Digital Ltd.(a)	33,162	5,048,914
SPX Corp.(a)	68,525	4,089,572
Watts Water Technologies, Inc., Class A	13,603	2,641,295
Total		15,899,571
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.3%
ICF International, Inc.	37,423	3,837,729
Road & Rail 0.8%
Saia, Inc.(a)	7,395	2,492,337
Trading Companies & Distributors 3.3%
SiteOne Landscape Supply, Inc.(a)	40,720	9,865,641
Total Industrials		48,278,009
Information Technology 17.7%
Communications Equipment 1.3%
Calix, Inc.(a)	49,458	3,955,156
Electronic Equipment, Instruments & Components 1.9%
Advanced Energy Industries, Inc.	25,115	2,286,972
Badger Meter, Inc.	33,421	3,561,342
Total		5,848,314
IT Services 3.1%
Endava PLC, ADR(a)	40,620	6,820,910
Shift4 Payments, Inc., Class A(a)	42,350	2,453,336
Total		9,274,246
Software 11.4%
Avalara, Inc.(a)	30,690	3,962,386
Blackline, Inc.(a)	82,127	8,503,429
Elastic NV(a)	33,701	4,148,256
Five9, Inc.(a)	39,690	5,450,231
Manhattan Associates, Inc.(a)	18,114	2,816,546
Olo, Inc., Class A(a)	148,321	3,086,560
Sprout Social, Inc., Class A(a)	34,123	3,094,615
Voyager Digital Ltd.(a)	258,787	3,230,362
Total		34,292,385
Total Information Technology		53,370,101
Materials 1.6%
Chemicals 1.6%
Avient Corp.	86,200	4,822,890
Total Materials		4,822,890

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.5%
Real Estate Management & Development 2.5%
Colliers International Group, Inc.	33,829	5,028,681
FirstService Corp.	13,489	2,650,184
Total		7,678,865
Total Real Estate		7,678,865
Total Common Stocks (Cost $233,026,036)		288,658,274

Limited Partnerships 1.5%

Consumer Discretionary 1.5%
Hotels, Restaurants & Leisure 1.5%
Cedar Fair LP(a)	92,580	4,634,555
Total Consumer Discretionary		4,634,555
Total Limited Partnerships (Cost $3,167,884)		4,634,555

Securities Lending Collateral 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.030%(f),(g)	5,034,920	5,034,920
Total Securities Lending Collateral (Cost $5,034,920)		5,034,920

Warrants 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Capital Markets 0.0%
P3 Health Partners, Inc.(a)	161,342	169,409
Total Financials		169,409
Total Warrants (Cost $232,971)		169,409

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(f),(h)	8,760,878	8,759,126
Total Money Market Funds (Cost $8,759,128)		8,759,126
Total Investments in Securities (Cost: $250,220,939)		307,256,284
Obligation to Return Collateral for Securities Loaned		(5,034,920)
Other Assets & Liabilities, Net		80,546
Net Assets		302,301,910

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	All or a portion of this security was on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021 was $4,773,190.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $791,265, which represents 0.26% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2021, the total market value of these securities amounted to $791,265, which represents 0.26% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	1,139	990,759	791,265

(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(g)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	41

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2021
Notes to Portfolio of Investments  (continued)
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	3,540,814	137,512,366	(132,293,229)	(825)	8,759,126	48	6,269	8,760,878
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	4,389,169	—	—	4,389,169
Consumer Discretionary	60,707,964	—	—	60,707,964
Consumer Staples	9,747,770	—	—	9,747,770
Energy	3,234,192	—	—	3,234,192
Financials	18,621,011	—	—	18,621,011
Health Care	77,017,038	—	791,265	77,808,303
Industrials	48,278,009	—	—	48,278,009
Information Technology	53,370,101	—	—	53,370,101
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Materials	4,822,890	—	—	4,822,890
Real Estate	7,678,865	—	—	7,678,865
Total Common Stocks	287,867,009	—	791,265	288,658,274
Limited Partnerships
Consumer Discretionary	4,634,555	—	—	4,634,555
Total Limited Partnerships	4,634,555	—	—	4,634,555
Securities Lending Collateral	5,034,920	—	—	5,034,920
Warrants
Financials	169,409	—	—	169,409
Total Warrants	169,409	—	—	169,409
Money Market Funds	8,759,126	—	—	8,759,126
Total Investments in Securities	306,465,019	—	791,265	307,256,284
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	43

Portfolio of Investments
Columbia Acorn International SelectSM, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Australia 2.1%
IDP Education Ltd.	400,593	10,091,850
Brazil 2.0%
TOTVS SA	1,916,627	9,854,973
Canada 1.8%
CCL Industries, Inc.	160,856	8,625,529
China 4.9%
NetEase, Inc., ADR	100,870	10,266,549
Shenzhou International Group Holdings Ltd.	686,200	13,287,358
Total		23,553,907
Denmark 3.0%
SimCorp AS	134,165	14,622,882
Finland 2.2%
Valmet OYJ	247,415	10,608,085
Germany 4.2%
Nemetschek SE	157,608	20,152,405
Italy 4.8%
Amplifon SpA	218,529	11,758,656
Nexi SpA(a)	710,729	11,262,495
Total		23,021,151
Japan 13.5%
Daifuku Co., Ltd.	143,700	11,751,055
Hikari Tsushin, Inc.	76,600	11,796,983
Obic Co., Ltd.	53,800	10,068,628
Recruit Holdings Co., Ltd.	333,100	20,271,041
Sekisui Chemical Co., Ltd.	643,200	10,756,977
Total		64,644,684
Malta 0.0%
BGP Holdings PLC(a),(b),(c)	2,232,232	3
Netherlands 6.5%
IMCD NV	84,826	18,746,824
Koninklijke Philips NV	343,011	12,695,395
Total		31,442,219
New Zealand 3.4%
Fisher & Paykel Healthcare Corp., Ltd.	734,738	16,460,754
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 2.0%
Mapletree Logistics Trust	6,796,400	9,585,209
South Korea 1.6%
Korea Investment Holdings Co., Ltd.(a)	113,871	7,714,822
Sweden 11.5%
Hexagon AB, Class B	1,543,356	24,447,607
Sectra AB, Class B(a)	736,044	16,307,298
Sweco AB, Class B	756,833	14,241,659
Total		54,996,564
Switzerland 11.6%
Belimo Holding AG, Registered Shares	28,026	17,796,127
Lonza Group AG, Registered Shares	24,445	20,352,622
Partners Group Holding AG	10,574	17,455,659
Total		55,604,408
Taiwan 7.3%
Parade Technologies Ltd.	264,000	20,085,150
Voltronic Power Technology Corp.	265,852	14,831,352
Total		34,916,502
United Kingdom 16.6%
Dechra Pharmaceuticals PLC	286,174	20,683,141
Diploma PLC	243,568	11,166,741
Intermediate Capital Group PLC	406,974	12,119,984
Rentokil Initial PLC	2,187,196	17,313,294
Rightmove PLC	1,705,190	18,400,359
Total		79,683,519
Total Common Stocks (Cost $329,618,085)		475,579,466

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(d),(e)	4,211,446	4,210,604
Total Money Market Funds (Cost $4,210,604)		4,210,604
Total Investments in Securities (Cost $333,828,689)		479,790,070
Other Assets & Liabilities, Net		296,031
Net Assets		$480,086,101
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $3, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	3,594,978	106,127,799	(105,512,173)	—	4,210,604	(733)	4,022	4,211,446
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	10,091,850	—	10,091,850
Brazil	9,854,973	—	—	9,854,973
Canada	8,625,529	—	—	8,625,529
China	10,266,549	13,287,358	—	23,553,907
Denmark	—	14,622,882	—	14,622,882
Finland	—	10,608,085	—	10,608,085
Germany	—	20,152,405	—	20,152,405
Italy	—	23,021,151	—	23,021,151
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	45

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Japan	—	64,644,684	—	64,644,684
Malta	—	—	3	3
Netherlands	—	31,442,219	—	31,442,219
New Zealand	—	16,460,754	—	16,460,754
Singapore	—	9,585,209	—	9,585,209
South Korea	—	7,714,822	—	7,714,822
Sweden	—	54,996,564	—	54,996,564
Switzerland	—	55,604,408	—	55,604,408
Taiwan	—	34,916,502	—	34,916,502
United Kingdom	—	79,683,519	—	79,683,519
Total Common Stocks	28,747,051	446,832,412	3	475,579,466
Money Market Funds	4,210,604	—	—	4,210,604
Total Investments in Securities	32,957,655	446,832,412	3	479,790,070
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments
Columbia Thermostat FundSM, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 9.1%
	Shares	Value ($)
International 1.0%
Columbia Emerging Markets Fund, Institutional 3 Class(a)	1,218,923	21,148,316
U.S. Large Cap 6.1%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	921,681	31,401,672
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class(a)	1,149,329	31,422,661
Columbia Large Cap Index Fund, Institutional 3 Class(a)	1,032,471	62,412,872
Total		125,237,205
U.S. Mid Cap 1.0%
Columbia Select Mid Cap Value Fund, Institutional 3 Class(a)	1,513,851	21,178,767
U.S. Small Mid Cap 1.0%
Columbia Acorn® Fund, Institutional 3 Class(a)	1,325,008	21,041,129
Total Equity Funds (Cost $149,869,127)		188,605,417

Exchange-Traded Equity Funds 0.9%

U.S. Large Cap 0.9%
Columbia Research Enhanced Core ETF(a)	670,118	18,034,082
Total Exchange-Traded Equity Funds (Cost $13,490,445)		18,034,082

Exchange-Traded Fixed Income Funds 9.0%

Multisector 9.0%
Columbia Diversified Fixed Income Allocation ETF(a)	8,763,915	186,759,029
Total Exchange-Traded Fixed Income Funds (Cost $183,988,282)		186,759,029

Fixed Income Funds 81.0%
	Shares	Value ($)
Investment Grade 81.0%
Columbia Corporate Income Fund, Institutional 3 Class(a)	17,545,432	186,858,848
Columbia Quality Income Fund, Institutional 3 Class(a)	16,954,146	373,669,379
Columbia Short Term Bond Fund, Institutional 3 Class(a)	27,950,303	280,062,035
Columbia Total Return Bond Fund, Institutional 3 Class(a)	5,014,417	186,937,454
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	56,302,120	653,104,595
Total		1,680,632,311
Total Fixed Income Funds (Cost $1,700,273,230)		1,680,632,311

Money Market Funds 0.2%

Columbia Short-Term Cash Fund, 0.085%(a),(b)	3,640,895	3,640,167
Total Money Market Funds (Cost $3,640,167)		3,640,167
Total Investments in Securities (Cost: $2,051,261,251)		2,077,671,006
Other Assets & Liabilities, Net		(3,478,051)
Net Assets		2,074,192,955
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	47

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2021
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Acorn International®, Institutional 3 Class
	86,086,340	7,937,567	(75,823,509)	(18,200,398)	—	—	24,867,255	—	—
Columbia Acorn® Fund, Institutional 3 Class
	84,751,736	19,884,132	(66,175,727)	(17,419,012)	21,041,129	4,111,522	18,503,455	153,944	1,325,008
Columbia Contrarian Core Fund, Institutional 3 Class
	85,172,403	8,894,443	(52,629,114)	(10,036,060)	31,401,672	3,737,024	20,716,448	174,275	921,681
Columbia Corporate Income Fund, Institutional 3 Class
	84,644,993	120,715,693	(13,359,985)	(5,141,853)	186,858,848	3,945,249	(504,507)	3,625,504	17,545,432
Columbia Diversified Fixed Income Allocation ETF
	84,444,150	118,421,250	(12,692,092)	(3,414,279)	186,759,029	—	(256,624)	3,871,931	8,763,915
Columbia Dividend Income Fund, Institutional 3 Class
	83,970,346	6,162,809	(70,514,613)	(19,618,542)	—	—	30,600,431	412,805	—
Columbia Emerging Markets Fund, Institutional 3 Class
	—	23,839,475	(30,540)	(2,660,619)	21,148,316	89,369	(3,765)	243,233	1,218,923
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class
	84,343,847	13,537,278	(55,119,307)	(11,339,157)	31,422,661	7,336,130	20,438,268	390,412	1,149,329
Columbia Large Cap Index Fund, Institutional 3 Class
	254,114,521	29,753,623	(181,218,240)	(40,237,032)	62,412,872	9,398,738	71,200,310	756,389	1,032,471
Columbia Quality Income Fund, Institutional 3 Class
	169,430,970	238,733,385	(23,820,420)	(10,674,556)	373,669,379	—	(526,918)	7,349,279	16,954,146
Columbia Research Enhanced Core ETF
	83,125,929	6,453,488	(59,885,938)	(11,659,397)	18,034,082	—	24,043,526	3,722,968	670,118
Columbia Select Mid Cap Value Fund, Institutional 3 Class
	87,709,618	3,753,602	(57,894,384)	(12,390,069)	21,178,767	1,774,535	29,692,974	268,078	1,513,851
Columbia Short Term Bond Fund, Institutional 3 Class
	126,683,822	175,142,303	(19,414,825)	(2,349,265)	280,062,035	—	(115,376)	3,901,221	27,950,303
Columbia Short-Term Cash Fund, 0.085%
	6,901,030	382,639,146	(385,900,007)	(2)	3,640,167	—	(498)	5,270	3,640,895
Columbia Total Return Bond Fund, Institutional 3 Class
	84,645,589	118,872,388	(12,919,767)	(3,660,756)	186,937,454	436,881	(477,168)	4,541,210	5,014,417
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	295,666,771	415,449,706	(47,063,632)	(10,948,250)	653,104,595	1,350,886	(1,591,576)	6,420,577	56,302,120
Total	1,701,692,065			(179,749,247)	2,077,671,006	32,180,334	236,586,235	35,837,096

(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2021
Fair value measurements  (continued)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose net asset values are published each day.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Equity Funds	188,605,417	—	—	188,605,417
Exchange-Traded Equity Funds	18,034,082	—	—	18,034,082
Exchange-Traded Fixed Income Funds	186,759,029	—	—	186,759,029
Fixed Income Funds	1,680,632,311	—	—	1,680,632,311
Money Market Funds	3,640,167	—	—	3,640,167
Total Investments in Securities	2,077,671,006	—	—	2,077,671,006
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	49

Portfolio of Investments
Columbia Acorn European FundSM, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Austria 1.0%
S&T AG	126,843	2,107,314
Cyprus 0.8%
TCS Group Holding PLC GDR(a)	19,600	1,652,278
Denmark 5.0%
ALK-Abello AS(b)	11,014	5,783,486
SimCorp AS	45,991	5,012,641
Total		10,796,127
Finland 1.8%
Valmet OYJ	88,836	3,808,904
France 1.3%
Robertet SA	2,492	2,766,213
Germany 12.7%
Eckert & Ziegler Strahlen- und Medizintechnik AG	24,036	2,568,666
Hypoport SE(b)	12,003	6,961,524
Jenoptik AG	140,427	5,925,595
Nemetschek SE	54,886	7,017,949
Washtec AG	76,811	4,796,511
Total		27,270,245
Greece 0.9%
JUMBO SA	140,864	2,020,708
Italy 9.1%
Amplifon SpA	108,560	5,841,420
Carel Industries SpA	129,950	3,929,917
GVS SpA	156,229	1,875,250
Intercos SpA(b)	142,235	2,276,800
Nexi SpA(b)	347,497	5,506,576
Total		19,429,963
Malta 1.1%
Kindred Group PLC	199,244	2,360,566
Netherlands 5.5%
Argenx SE(b)	5,539	1,969,713
BE Semiconductor Industries NV	21,146	1,797,680
IMCD NV	30,631	6,769,552
Common Stocks (continued)
Issuer	Shares	Value ($)
Koninklijke Philips NV	34,695	1,284,118
Total		11,821,063
Spain 2.8%
Befesa SA	30,087	2,308,644
Vidrala SA	36,799	3,628,164
Total		5,936,808
Sweden 17.5%
AddTech AB, B Shares	300,980	7,158,907
Dometic Group AB	267,059	3,505,748
Dustin Group AB	269,475	3,164,084
Hexagon AB, Class B	499,098	7,905,987
Munters Group AB	538,296	4,166,996
Sectra AB, Class B(b)	294,747	6,530,217
Sweco AB, Class B	263,918	4,966,261
Total		37,398,200
Switzerland 8.3%
Belimo Holding AG, Registered Shares	8,479	5,384,049
Inficon Holding AG	2,170	3,172,430
Kardex Energy AG	10,968	3,600,052
Montana Aerospace AG(a),(b)	67,731	2,516,127
Partners Group Holding AG	1,830	3,020,981
Total		17,693,639
United Kingdom 27.0%
Abcam PLC(b)	103,385	2,425,104
Auto Trader Group PLC	513,380	5,141,438
Dechra Pharmaceuticals PLC	107,588	7,775,891
Diploma PLC	139,482	6,394,762
Genus PLC	59,585	3,996,179
Halma PLC	74,854	3,245,587
Intermediate Capital Group PLC	221,628	6,600,244
Rentokil Initial PLC	759,235	6,009,913
Rightmove PLC	643,671	6,945,723
Safestore Holdings PLC	243,743	4,648,550
Spirax-Sarco Engineering PLC	21,210	4,615,942
Total		57,799,333
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Acorn Family of Funds | Annual Report 2021

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 3.5%
Inter Parfums, Inc.	70,760	7,564,244
Total Common Stocks (Cost $138,891,685)		210,425,605

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(c),(d)	2,949,088	2,948,499
Total Money Market Funds (Cost $2,948,499)		2,948,499
Total Investments in Securities (Cost $141,840,184)		213,374,104
Other Assets & Liabilities, Net		565,316
Net Assets		$213,939,420
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $4,168,405, which represents 1.95% of total net assets.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	2,989,602	95,831,533	(95,872,636)	—	2,948,499	(482)	2,437	2,949,088
Abbreviation Legend
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	51

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2021
Fair value measurements  (continued)
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Austria	—	2,107,314	—	2,107,314
Cyprus	—	1,652,278	—	1,652,278
Denmark	—	10,796,127	—	10,796,127
Finland	—	3,808,904	—	3,808,904
France	—	2,766,213	—	2,766,213
Germany	—	27,270,245	—	27,270,245
Greece	—	2,020,708	—	2,020,708
Italy	—	19,429,963	—	19,429,963
Malta	—	2,360,566	—	2,360,566
Netherlands	—	11,821,063	—	11,821,063
Spain	—	5,936,808	—	5,936,808
Sweden	—	37,398,200	—	37,398,200
Switzerland	—	17,693,639	—	17,693,639
United Kingdom	—	57,799,333	—	57,799,333
United States	7,564,244	—	—	7,564,244
Total Common Stocks	7,564,244	202,861,361	—	210,425,605
Money Market Funds	2,948,499	—	—	2,948,499
Total Investments in Securities	10,512,743	202,861,361	—	213,374,104
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Acorn Family of Funds | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $3,576,457,871, $1,407,961,412, $241,461,811, respectively)	$4,463,543,659	$2,323,682,091	$298,497,158
Affiliated issuers (cost $104,962,584, $22,664,312, $8,759,128, respectively)	105,033,901	22,664,312	8,759,126
Cash	—	151	—
Foreign currency (cost $—, $3,562,547, $—, respectively)	—	3,596,758	—
Receivable for:
Investments sold	585,815	—	56,788
Capital shares sold	586,477	264,948	331,740
Dividends	853,585	2,369,568	72,700
Securities lending income	21,794	62,798	3,011
Foreign tax reclaims	7,470	1,769,155	754
Expense reimbursement due from Investment Manager	—	588	40
Prepaid expenses	111,336	57,001	7,492
Trustees’ deferred compensation plan	4,847,548	2,349,222	425,133
Total assets	4,575,591,585	2,356,816,592	308,153,942
Liabilities
Foreign currency (cost $—, $ —, $27, respectively)	—	—	27
Due upon return of securities on loan	36,269,919	10,493,519	5,034,920
Payable for:
Investments purchased	—	2,220,186	—
Capital shares purchased	5,159,594	1,440,182	320,640
Investment advisory fee	83,624	50,746	7,674
Distribution and/or service fees	7,024	2,272	413
Transfer agent fees	410,278	176,452	28,590
Administration fees	5,997	3,071	399
Trustees’ fees	1,171	56,873	79
Compensation of chief compliance officer	8,236	4,097	546
Other expenses	174,524	231,899	33,611
Trustees’ deferred compensation plan	4,847,548	2,349,222	425,133
Total liabilities	46,967,915	17,028,519	5,852,032
Net assets applicable to outstanding capital stock	$4,528,623,670	$2,339,788,073	$302,301,910
Represented by
Paid in capital	3,497,529,921	1,492,284,211	238,282,462
Total distributable earnings (loss)	1,031,093,749	847,503,862	64,019,448
Total - representing net assets applicable to outstanding capital stock	$4,528,623,670	$2,339,788,073	$302,301,910
* Includes the value of securities on loan	33,010,589	10,018,113	4,773,190
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	53

Statement of Assets and Liabilities  (continued)
December 31, 2021
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®
Class A
Net assets	$919,642,819	$282,125,290	$53,016,033
Shares outstanding	91,904,408	8,500,228	5,229,995
Net asset value per share(a)	$10.01	$33.19	$10.14
Maximum sales charge	5.75%	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.62	$35.21	$10.76
Advisor Class
Net assets	$39,676,453	$9,279,494	$24,058,165
Shares outstanding	2,580,959	274,353	1,469,372
Net asset value per share(c)	$15.37	$33.82	$16.37
Class C
Net assets	$24,545,900	$10,686,519	$1,809,279
Shares outstanding	1,788,799	355,404	120,366
Net asset value per share(a)	$13.72	$30.07	$15.03
Institutional Class
Net assets	$3,413,006,232	$1,727,042,213	$169,844,453
Shares outstanding	239,945,539	51,891,501	11,450,751
Net asset value per share(c)	$14.22	$33.28	$14.83
Institutional 2 Class
Net assets	$52,797,296	$126,972,704	$3,271,060
Shares outstanding	3,381,171	3,818,843	197,351
Net asset value per share(c)	$15.62	$33.25	$16.57
Institutional 3 Class
Net assets	$78,954,970	$179,991,313	$50,302,920
Shares outstanding	4,972,492	5,320,258	2,987,286
Net asset value per share(c)	$15.88	$33.83	$16.84
Class R
Net assets	$—	$3,690,540	$—
Shares outstanding	—	111,182	—
Net asset value per share(c)	$—	$33.19	$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Acorn Family of Funds | Annual Report 2021

Statement of Assets and Liabilities  (continued)
December 31, 2021
	Columbia Acorn International SelectSM	Columbia Thermostat FundSM	Columbia Acorn European FundSM
Assets
Investments in securities, at value
Unaffiliated issuers (cost $329,618,085, $—, $138,891,685, respectively)	$475,579,466	$—	$210,425,605
Affiliated issuers (cost $4,210,604, $2,051,261,251, $2,948,499, respectively)	4,210,604	2,077,671,006	2,948,499
Cash	20,603	—	—
Foreign currency (cost $—, $—, $29,378, respectively)	—	—	29,494
Receivable for:
Investments sold	—	1,612,924	—
Capital shares sold	34,970	5,418,593	564,207
Dividends	514,413	2,495,894	63,328
Securities lending income	—	—	1,231
Foreign tax reclaims	560,675	—	195,156
Expense reimbursement due from Investment Manager	2,491	2,150	989
Prepaid expenses	11,299	52,036	4,951
Total assets	480,934,521	2,087,252,603	214,233,460
Liabilities
Due to custodian	—	3,553	1,741
Foreign currency (cost $20,603, $ —, $—, respectively)	20,729	—	—
Payable for:
Investments purchased	—	2,495,620	—
Capital shares purchased	360,790	9,852,088	200,897
Investment advisory fee	11,694	5,716	6,163
Distribution and/or service fees	1,668	9,565	645
Transfer agent fees	44,854	200,011	18,113
Administration fees	631	2,745	280
Trustees’ fees	334,684	401,833	27,779
Compensation of chief compliance officer	832	3,661	353
Audit fees	14,750	5,500	14,750
Other expenses	57,788	79,356	23,319
Total liabilities	848,420	13,059,648	294,040
Net assets applicable to outstanding capital stock	$480,086,101	$2,074,192,955	$213,939,420
Represented by
Paid in capital	329,365,717	2,035,909,789	147,861,132
Total distributable earnings (loss)	150,720,384	38,283,166	66,078,288
Total - representing net assets applicable to outstanding capital stock	$480,086,101	$2,074,192,955	$213,939,420
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	55

Statement of Assets and Liabilities  (continued)
December 31, 2021
	Columbia Acorn International SelectSM	Columbia Thermostat FundSM	Columbia Acorn European FundSM
Class A
Net assets	$235,103,038	$624,372,719	$66,374,215
Shares outstanding	6,635,855	36,711,447	1,991,389
Net asset value per share(a)	$35.43	$17.01	$33.33
Maximum sales charge	5.75%	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$37.59	$18.05	$35.36
Advisor Class
Net assets	$2,462,210	$172,161,977	$3,083,158
Shares outstanding	67,741	10,241,050	91,540
Net asset value per share(c)	$36.35	$16.81	$33.68
Class C
Net assets	$2,145,925	$189,990,435	$7,077,565
Shares outstanding	67,363	11,086,332	218,813
Net asset value per share(a)	$31.86	$17.14	$32.35
Institutional Class
Net assets	$159,876,324	$902,840,759	$111,462,246
Shares outstanding	4,440,042	54,099,020	3,326,095
Net asset value per share(c)	$36.01	$16.69	$33.51
Institutional 2 Class
Net assets	$51,804,593	$169,246,295	$25,881,901
Shares outstanding	1,425,785	10,053,058	763,035
Net asset value per share(c)	$36.33	$16.84	$33.92
Institutional 3 Class
Net assets	$28,694,011	$15,580,770	$60,335
Shares outstanding	790,337	927,381	1,807
Net asset value per share(c)	$36.31	$16.80	$33.38(d)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Acorn Family of Funds | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®
Net investment income
Income:
Dividends — unaffiliated issuers	$9,836,968	$33,079,359	$987,408
Dividends — affiliated issuers	1,615,316	35,467	6,269
Income from securities lending — net	2,312,817	367,236	194,538
Foreign taxes withheld	(24,613)	(2,425,919)	(2,492)
Total income	13,740,488	31,056,143	1,185,723
Expenses:
Investment advisory fee	32,530,585	19,533,295	3,011,389
Distribution and/or service fees
Class A	2,470,521	724,440	146,378
Class C	362,402	139,535	21,508
Class R	—	17,201	—
Transfer agent fees
Class A	790,130	280,799	60,040
Advisor Class	35,199	12,092	25,593
Class C	29,062	13,626	2,206
Institutional Class	2,902,980	1,723,130	184,432
Institutional 2 Class	32,971	76,392	2,126
Institutional 3 Class	6,206	12,265	3,090
Class R	—	3,331	—
Administration fees	2,324,934	1,179,111	156,104
Trustees’ fees	438,137	231,741	29,784
Custodian fees	32,637	380,591	9,327
Printing and postage fees	104,745	90,376	24,861
Registration fees	109,612	107,911	87,646
Audit fees	25,920	106,749	27,343
Legal fees	667,207	335,566	45,064
Line of credit interest	—	—	1,454
Compensation of chief compliance officer	16,953	7,978	1,182
Other	259,766	145,314	27,028
Total expenses	43,139,967	25,121,443	3,866,555
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(376,336)	(19,062)
Fees waived by transfer agent
Institutional 2 Class	(3,081)	(21,001)	(674)
Institutional 3 Class	—	(12,265)	(3,090)
Expense reduction	(5,161)	(4,960)	(720)
Total net expenses	43,131,725	24,706,881	3,843,009
Net investment income (loss)	(29,391,237)	6,349,262	(2,657,286)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,099,695,646	296,531,448	86,736,519
Investments — affiliated issuers	(7,948,741)	(3,531)	48
Foreign currency translations	840	(453,821)	(150)
Futures contracts	(2,338,271)	654,234	142,295
Net realized gain	1,089,409,474	296,728,330	86,878,712
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(641,431,919)	(2,174,813)	(52,708,232)
Investments — affiliated issuers	3,068,539	—	(825)
Foreign currency translations	—	(88,396)	—
Futures contracts	—	(1,142,509)	—
Net change in unrealized appreciation (depreciation)	(638,363,380)	(3,405,718)	(52,709,057)
Net realized and unrealized gain	451,046,094	293,322,612	34,169,655
Net increase in net assets resulting from operations	$421,654,857	$299,671,874	$31,512,369
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	57

Statement of Operations  (continued)
Year Ended December 31, 2021
	Columbia Acorn International SelectSM	Columbia Thermostat FundSM	Columbia Acorn European FundSM
Net investment income
Income:
Dividends — unaffiliated issuers	$5,738,001	$—	$1,738,420
Dividends — affiliated issuers	4,022	35,837,096	2,437
Income from securities lending — net	27,055	—	3,772
Foreign taxes withheld	(505,494)	—	(159,885)
Total income	5,263,584	35,837,096	1,584,744
Expenses:
Investment advisory fee	4,342,199	2,037,101	1,796,167
Distribution and/or service fees
Class A	587,856	1,514,500	137,142
Class C	24,577	1,955,747	58,318
Transfer agent fees
Class A	347,749	592,008	48,977
Advisor Class	3,899	160,715	2,638
Class C	3,648	191,010	5,225
Institutional Class	234,751	851,331	75,365
Institutional 2 Class	33,841	102,778	9,220
Institutional 3 Class	1,402	1,189	13
Administration fees	232,872	972,231	78,489
Trustees’ fees	115,613	243,397	17,565
Custodian fees	88,788	2,576	37,781
Printing and postage fees	58,830	109,620	20,762
Registration fees	92,629	168,523	95,448
Audit fees	57,279	8,843	27,343
Legal fees	66,522	280,906	22,394
Line of credit interest	193	5,186	1,100
Compensation of chief compliance officer	1,730	7,002	565
Other	46,982	94,367	23,149
Total expenses	6,341,360	9,299,030	2,457,661
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,037,358)	(869,098)	(310,320)
Fees waived by transfer agent
Institutional 2 Class	—	—	(2,745)
Institutional 3 Class	—	—	(13)
Expense reduction	(7,690)	(160)	(20)
Total net expenses	5,296,312	8,429,772	2,144,563
Net investment income (loss)	(32,728)	27,407,324	(559,819)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	33,780,732	—	(171,276)
Investments — affiliated issuers	(733)	236,586,235	(482)
Capital gain distributions from underlying affiliated funds	—	32,180,334	—
Foreign currency translations	(123,730)	—	(9,711)
Net realized gain (loss)	33,656,269	268,766,569	(181,469)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	15,145,192	—	28,919,913
Investments — affiliated issuers	—	(179,749,247)	—
Foreign currency translations	(37,786)	—	(9,952)
Net change in unrealized appreciation (depreciation)	15,107,406	(179,749,247)	28,909,961
Net realized and unrealized gain	48,763,675	89,017,322	28,728,492
Net increase in net assets resulting from operations	$48,730,947	$116,424,646	$28,168,673
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Acorn Family of Funds | Annual Report 2021

Statement of Changes in Net Assets
	Columbia Acorn® Fund		Columbia Acorn International®
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(29,391,237)	$(14,975,252)	$6,349,262	$10,414,660
Net realized gain	1,089,409,474	680,585,296	296,728,330	271,270,947
Net change in unrealized appreciation (depreciation)	(638,363,380)	465,103,053	(3,405,718)	22,746,058
Net increase in net assets resulting from operations	421,654,857	1,130,713,097	299,671,874	304,431,665
Distributions to shareholders
Net investment income and net realized gains
Class A	(263,150,366)	(150,373,734)	(40,052,526)	(34,334,393)
Advisor Class	(8,201,757)	(5,281,322)	(1,374,206)	(2,890,397)
Class C	(5,787,484)	(14,567,713)	(1,615,464)	(2,457,496)
Institutional Class	(758,479,695)	(438,953,007)	(254,146,337)	(221,646,811)
Institutional 2 Class	(10,983,732)	(6,996,582)	(20,003,620)	(18,032,639)
Institutional 3 Class	(16,278,812)	(16,279,584)	(26,466,011)	(33,290,405)
Class R	—	—	(491,746)	(402,136)
Total distributions to shareholders	(1,062,881,846)	(632,451,942)	(344,149,910)	(313,054,277)
Increase (decrease) in net assets from capital stock activity	300,010,089	212,416,503	(113,274,517)	(208,084,940)
Total increase (decrease) in net assets	(341,216,900)	710,677,658	(157,752,553)	(216,707,552)
Net assets at beginning of year	4,869,840,570	4,159,162,912	2,497,540,626	2,714,248,178
Net assets at end of year	$4,528,623,670	$4,869,840,570	$2,339,788,073	$2,497,540,626
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	59

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®		Columbia Acorn International SelectSM
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(2,657,286)	$(1,924,191)	$(32,728)	$203,776
Net realized gain (loss)	86,878,712	17,300,637	33,656,269	(3,009,188)
Net change in unrealized appreciation (depreciation)	(52,709,057)	47,282,562	15,107,406	82,996,337
Net increase in net assets resulting from operations	31,512,369	62,659,008	48,730,947	80,190,925
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,031,591)	(3,334,546)	(10,962,872)	(137,241)
Advisor Class	(5,338,855)	(927,003)	(121,956)	(6,211)
Class C	(429,752)	(298,962)	(93,404)	(6,451)
Institutional Class	(41,782,773)	(7,684,936)	(7,965,017)	(262,018)
Institutional 2 Class	(727,072)	(135,059)	(2,689,582)	(225,716)
Institutional 3 Class	(10,854,053)	(3,102,308)	(1,456,872)	(53,063)
Total distributions to shareholders	(76,164,096)	(15,482,814)	(23,289,703)	(690,700)
Increase (decrease) in net assets from capital stock activity	10,790,642	(20,411,506)	(41,489,686)	268,475,687
Total increase (decrease) in net assets	(33,861,085)	26,764,688	(16,048,442)	347,975,912
Net assets at beginning of year	336,162,995	309,398,307	496,134,543	148,158,631
Net assets at end of year	$302,301,910	$336,162,995	$480,086,101	$496,134,543
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Acorn Family of Funds | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Columbia Thermostat FundSM		Columbia Acorn European FundSM
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$27,407,324	$17,824,496	$(559,819)	$(367,657)
Net realized gain (loss)	268,766,569	105,933,366	(181,469)	3,830,745
Net change in unrealized appreciation (depreciation)	(179,749,247)	162,365,695	28,909,961	11,494,745
Net increase in net assets resulting from operations	116,424,646	286,123,557	28,168,673	14,957,833
Distributions to shareholders
Net investment income and net realized gains
Class A	(80,263,851)	(29,853,089)	(114,318)	(160,959)
Advisor Class	(22,778,179)	(7,487,768)	(12,346)	(7,030)
Class C	(23,284,536)	(11,618,991)	—	(30,429)
Institutional Class	(121,876,270)	(44,952,118)	(446,763)	(199,953)
Institutional 2 Class	(23,468,843)	(7,900,364)	(117,513)	(22,104)
Institutional 3 Class	(1,952,903)	(182,364)	(292)	(21)
Total distributions to shareholders	(273,624,582)	(101,994,694)	(691,232)	(420,496)
Increase in net assets from capital stock activity	525,118,998	797,756,258	77,822,786	839,659
Total increase in net assets	367,919,062	981,885,121	105,300,227	15,376,996
Net assets at beginning of year	1,706,273,893	724,388,772	108,639,193	93,262,197
Net assets at end of year	$2,074,192,955	$1,706,273,893	$213,939,420	$108,639,193
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	61

Statement of Changes in Net Assets   (continued)
	Columbia Acorn® Fund				Columbia Acorn International®
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares(a)	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,982,210	71,946,347	4,688,264	54,407,624	525,959	18,837,295	435,640	13,349,899
Fund reorganization	—	—	7,633,122	86,559,646	—	—	401,457	12,160,120
Distributions reinvested	23,766,788	239,307,360	11,451,072	137,106,865	1,182,480	38,446,481	1,022,070	32,891,134
Redemptions	(15,366,129)	(195,707,426)	(15,492,356)	(179,323,557)	(1,469,807)	(52,814,377)	(2,598,676)	(79,701,674)
Net increase (decrease)	14,382,869	115,546,281	8,280,102	98,750,578	238,632	4,469,399	(739,509)	(21,300,521)
Advisor Class
Subscriptions	418,484	7,441,995	462,475	7,310,751	45,084	1,658,003	505,382	16,108,591
Fund reorganization	—	—	86,140	1,315,365	—	—	10,583	325,654
Distributions reinvested	456,762	6,995,207	279,871	4,586,563	41,395	1,374,206	88,709	2,890,336
Redemptions	(794,625)	(14,613,929)	(1,179,579)	(18,249,135)	(457,336)	(16,418,304)	(326,695)	(10,135,796)
Net increase (decrease)	80,621	(176,727)	(351,093)	(5,036,456)	(370,857)	(13,386,095)	277,979	9,188,785
Class C
Subscriptions	120,678	1,999,707	202,898	2,992,920	26,738	858,219	21,414	615,973
Fund reorganization	—	—	139,092	1,964,002	—	—	206,250	5,785,299
Distributions reinvested	418,581	5,742,544	965,200	14,020,819	54,287	1,610,276	81,909	2,439,825
Redemptions	(2,211,079)	(37,166,378)	(2,038,003)	(30,727,957)	(361,954)	(11,928,781)	(260,624)	(7,549,238)
Net increase (decrease)	(1,671,820)	(29,424,127)	(730,813)	(11,750,216)	(280,929)	(9,460,286)	48,949	1,291,859
Institutional Class
Subscriptions	4,017,788	66,770,286	4,362,457	64,578,049	1,856,604	64,984,126	2,231,454	67,688,698
Fund reorganization	—	—	8,169,626	117,887,709	—	—	435,556	13,232,202
Distributions reinvested	49,029,210	694,440,015	26,042,782	403,676,921	6,346,780	207,227,903	5,578,841	180,071,314
Redemptions	(28,170,590)	(472,694,167)	(35,542,945)	(518,688,814)	(7,403,458)	(266,653,814)	(14,024,302)	(429,532,164)
Net increase (decrease)	24,876,408	288,516,134	3,031,920	67,453,865	799,926	5,558,215	(5,778,451)	(168,539,950)
Institutional 2 Class
Subscriptions	499,108	9,331,106	817,139	12,495,019	769,576	27,594,261	642,789	20,785,644
Fund reorganization	—	—	204,341	3,157,067	—	—	8,252	250,540
Distributions reinvested	706,732	10,980,954	420,207	6,994,417	292,244	9,532,906	265,894	8,594,008
Redemptions	(1,236,384)	(22,900,725)	(1,318,362)	(20,493,897)	(1,003,375)	(36,329,973)	(2,525,963)	(80,967,049)
Net increase (decrease)	(30,544)	(2,588,665)	123,325	2,152,606	58,445	797,194	(1,609,028)	(51,336,857)
Institutional 3 Class
Subscriptions	1,316,568	24,299,474	6,783,381	92,424,393	1,798,774	66,229,977	3,467,150	93,267,502
Fund reorganization	—	—	367,453	5,746,856	—	—	20,109	619,153
Distributions reinvested	1,022,162	16,168,756	956,314	16,224,539	735,758	24,286,390	775,293	25,432,820
Redemptions	(5,936,701)	(112,331,037)	(3,659,083)	(53,549,662)	(5,148,935)	(192,165,037)	(3,234,167)	(96,540,634)
Net increase (decrease)	(3,597,971)	(71,862,807)	4,448,065	60,846,126	(2,614,403)	(101,648,670)	1,028,385	22,778,841
Class R
Subscriptions	—	—	—	—	17,904	666,373	12,442	384,006
Distributions reinvested	—	—	—	—	15,168	491,746	12,421	399,796
Redemptions	—	—	—	—	(21,131)	(762,393)	(33,602)	(950,899)
Net increase (decrease)	—	—	—	—	11,941	395,726	(8,739)	(167,097)
Total net increase (decrease)	34,039,563	300,010,089	14,801,506	212,416,503	(2,157,245)	(113,274,517)	(6,780,414)	(208,084,940)

(a)	Share activity for Class C has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Acorn Family of Funds | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®				Columbia Acorn International SelectSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares(a)	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	304,197	3,931,345	346,060	3,817,424	297,746	10,412,479	628,129	16,436,706
Fund reorganization	—	—	—	—	—	—	5,674,674	165,360,417
Distributions reinvested	1,601,884	16,216,954	266,526	3,190,992	296,896	10,055,469	5,030	134,560
Redemptions	(1,023,646)	(14,153,596)	(1,104,170)	(11,907,742)	(805,715)	(28,236,000)	(771,815)	(20,777,304)
Net increase (decrease)	882,435	5,994,703	(491,584)	(4,899,326)	(211,073)	(7,768,052)	5,536,018	161,154,379
Advisor Class
Subscriptions	129,536	2,717,808	219,087	3,501,300	13,489	488,352	34,327	949,659
Fund reorganization	—	—	—	—	—	—	13,886	415,049
Distributions reinvested	329,508	5,338,855	54,222	927,003	3,497	121,768	226	6,202
Redemptions	(188,579)	(3,873,759)	(251,565)	(3,745,560)	(28,744)	(1,028,388)	(38,301)	(1,005,492)
Net increase (decrease)	270,465	4,182,904	21,744	682,743	(11,758)	(418,268)	10,138	365,418
Class C
Subscriptions	11,681	227,915	20,827	297,879	7,563	241,176	11,506	302,527
Fund reorganization	—	—	—	—	—	—	51,121	1,349,083
Distributions reinvested	28,737	429,313	19,743	289,386	3,065	93,006	265	6,424
Redemptions	(66,603)	(1,284,123)	(87,933)	(1,291,382)	(50,207)	(1,577,049)	(51,813)	(1,235,107)
Net increase (decrease)	(26,185)	(626,895)	(47,363)	(704,117)	(39,579)	(1,242,867)	11,079	422,927
Institutional Class
Subscriptions	466,246	8,703,797	310,344	4,280,049	336,387	11,967,996	550,028	15,266,316
Fund reorganization	—	—	—	—	—	—	2,384,285	70,622,469
Distributions reinvested	2,718,115	39,971,652	466,504	7,368,960	206,883	7,130,545	8,639	234,705
Redemptions	(1,266,859)	(22,954,249)	(1,704,651)	(24,375,489)	(632,053)	(22,509,312)	(1,480,207)	(42,408,722)
Net increase (decrease)	1,917,502	25,721,200	(927,803)	(12,726,480)	(88,783)	(3,410,771)	1,462,745	43,714,768
Institutional 2 Class
Subscriptions	62,684	1,319,886	50,915	759,419	45,098	1,648,451	2,597,666	67,295,084
Fund reorganization	—	—	—	—	—	—	27,450	820,474
Distributions reinvested	44,190	726,755	7,827	135,002	77,216	2,689,582	8,235	225,716
Redemptions	(81,033)	(1,693,362)	(118,538)	(1,926,685)	(935,896)	(33,189,189)	(509,998)	(14,522,127)
Net increase (decrease)	25,841	353,279	(59,796)	(1,032,264)	(813,582)	(28,851,156)	2,123,353	53,819,147
Institutional 3 Class
Subscriptions	571,882	12,216,299	462,738	7,546,284	81,741	2,892,773	437,355	12,374,906
Fund reorganization	—	—	—	—	—	—	152,649	4,559,646
Distributions reinvested	650,390	10,837,536	177,436	3,099,067	41,832	1,454,524	1,931	52,896
Redemptions	(2,150,296)	(47,888,384)	(804,052)	(12,377,413)	(116,418)	(4,145,869)	(283,180)	(7,988,400)
Net increase (decrease)	(928,024)	(24,834,549)	(163,878)	(1,732,062)	7,155	201,428	308,755	8,999,048
Total net increase (decrease)	2,142,034	10,790,642	(1,668,680)	(20,411,506)	(1,157,620)	(41,489,686)	9,452,088	268,475,687

(a)	Share activity for Class C has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	63

Statement of Changes in Net Assets   (continued)
	Columbia Thermostat FundSM				Columbia Acorn European FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	13,658,871	258,098,220	17,213,419	298,463,150	959,587	29,875,035	753,063	17,268,947
Distributions reinvested	4,372,709	75,185,933	1,520,872	27,445,861	3,639	114,289	7,687	160,744
Redemptions	(8,921,161)	(167,460,803)	(6,025,996)	(102,931,026)	(501,562)	(15,663,044)	(712,243)	(14,706,843)
Net increase	9,110,419	165,823,350	12,708,295	222,977,985	461,664	14,326,280	48,507	2,722,848
Advisor Class
Subscriptions	6,093,506	114,247,815	6,863,588	119,997,025	120,472	3,957,317	20,311	460,105
Distributions reinvested	1,338,083	22,736,494	415,096	7,440,017	388	12,325	332	7,010
Redemptions	(4,415,649)	(82,862,865)	(1,136,463)	(18,534,553)	(93,445)	(2,989,540)	(40,465)	(719,702)
Net increase (decrease)	3,015,940	54,121,444	6,142,221	108,902,489	27,415	980,102	(19,822)	(252,587)
Class C
Subscriptions	3,926,971	74,641,306	4,134,190	72,312,804	69,074	2,141,558	10,212	224,937
Distributions reinvested	1,266,735	21,949,471	597,023	10,828,046	—	—	1,483	30,396
Redemptions	(5,444,288)	(102,926,754)	(3,641,561)	(62,976,289)	(62,866)	(1,823,948)	(78,350)	(1,572,649)
Net increase (decrease)	(250,582)	(6,335,977)	1,089,652	20,164,561	6,208	317,610	(66,655)	(1,317,316)
Institutional Class
Subscriptions	23,405,839	433,982,285	26,620,852	453,014,337	1,874,052	58,837,993	810,554	18,752,767
Distributions reinvested	6,038,529	101,815,509	2,026,638	36,002,075	13,945	440,394	9,440	198,135
Redemptions	(15,840,307)	(291,081,612)	(7,335,717)	(120,216,003)	(557,815)	(17,639,234)	(1,020,779)	(19,997,548)
Net increase (decrease)	13,604,061	244,716,182	21,311,773	368,800,409	1,330,182	41,639,153	(200,785)	(1,046,646)
Institutional 2 Class
Subscriptions	8,585,734	161,733,267	6,788,489	114,076,072	965,317	31,689,444	221,913	4,629,697
Distributions reinvested	1,375,116	23,468,768	441,392	7,900,050	3,676	117,489	1,040	22,084
Redemptions	(7,028,851)	(132,937,074)	(2,828,659)	(46,801,458)	(343,736)	(11,227,611)	(180,402)	(3,964,044)
Net increase	2,931,999	52,264,961	4,401,222	75,174,664	625,257	20,579,322	42,551	687,737
Institutional 3 Class
Subscriptions	810,188	15,437,620	118,904	2,017,296	681	21,164	2,370	58,624
Distributions reinvested	115,933	1,952,462	10,200	182,140	9	265	—	—
Redemptions	(156,737)	(2,861,044)	(27,055)	(463,286)	(1,377)	(41,110)	(742)	(13,001)
Net increase (decrease)	769,384	14,529,038	102,049	1,736,150	(687)	(19,681)	1,628	45,623
Total net increase (decrease)	29,181,221	525,118,998	45,755,212	797,756,258	2,450,039	77,822,786	(194,576)	839,659
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Acorn Family of Funds | Annual Report 2021

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Columbia Acorn Family of Funds | Annual Report 2021	65

Financial Highlights
Columbia Acorn® Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2021	$12.69	(0.10)	1.07	0.97	(0.14)	(3.51)	(3.65)
Year Ended 12/31/2020	$11.71	(0.06)	3.24	3.18	—	(2.20)	(2.20)
Year Ended 12/31/2019	$10.65	(0.04)	2.78	2.74	—	(1.68)	(1.68)
Year Ended 12/31/2018	$12.92	(0.03)	(0.48)	(0.51)	—	(1.76)	(1.76)
Year Ended 12/31/2017	$13.35	(0.02)	3.23	3.21	—	(3.64)	(3.64)
Advisor Class
Year Ended 12/31/2021	$17.65	(0.10)	1.54	1.44	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$15.52	(0.05)	4.38	4.33	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.63	(0.01)	3.58	3.57	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.06	0.01	(0.64)	(0.63)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.83	0.02	3.85	3.87	—	(3.64)	(3.64)
Class C(d)
Year Ended 12/31/2021	$16.14	(0.26)	1.40	1.14	(0.13)	(3.43)	(3.56)
Year Ended 12/31/2020	$16.57	(0.20)	4.08	3.88	—	(4.31)	(4.31)
Year Ended 12/31/2019	$18.75	(0.20)	4.74	4.54	—	(6.72)	(6.72)
Year Ended 12/31/2018	$26.34	(0.24)	(0.71)	(0.95)	—	(6.64)	(6.64)
Year Ended 12/31/2017	$33.36	(0.32)	7.86	7.54	—	(14.56)	(14.56)
Institutional Class
Year Ended 12/31/2021	$16.60	(0.09)	1.43	1.34	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$14.70	(0.04)	4.14	4.10	—	(2.20)	(2.20)
Year Ended 12/31/2019	$12.98	(0.01)	3.41	3.40	—	(1.68)	(1.68)
Year Ended 12/31/2018	$15.39	0.01	(0.62)	(0.61)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.29	0.02	3.72	3.74	—	(3.64)	(3.64)
Institutional 2 Class
Year Ended 12/31/2021	$17.88	(0.10)	1.57	1.47	(0.13)	(3.60)	(3.73)
Year Ended 12/31/2020	$15.69	(0.04)	4.43	4.39	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.76	(0.00)(e)	3.61	3.61	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.20	0.01	(0.65)	(0.64)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.94	0.02	3.88	3.90	—	(3.64)	(3.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2021	$10.01	8.79%	1.08%	1.08%(b)	(0.80%)	75%	$919,643
Year Ended 12/31/2020	$12.69	29.18%(c)	1.11%	1.11%(b)	(0.56%)	86%	$983,709
Year Ended 12/31/2019	$11.71	26.21%(c)	1.11%	1.10%(b)	(0.30%)	101%	$810,966
Year Ended 12/31/2018	$10.65	(5.22%)(c)	1.10%	1.08%(b)	(0.20%)	66%	$768,031
Year Ended 12/31/2017	$12.92	24.91%	1.09%	1.08%(b)	(0.13%)	72%	$830,454
Advisor Class
Year Ended 12/31/2021	$15.37	9.03%	0.83%	0.83%(b)	(0.55%)	75%	$39,676
Year Ended 12/31/2020	$17.65	29.44%(c)	0.86%	0.86%(b)	(0.30%)	86%	$44,139
Year Ended 12/31/2019	$15.52	26.58%(c)	0.86%	0.85%(b)	(0.05%)	101%	$44,248
Year Ended 12/31/2018	$13.63	(5.00%)(c)	0.85%	0.83%(b)	0.05%	66%	$40,425
Year Ended 12/31/2017	$16.06	25.19%	0.84%	0.83%(b)	0.12%	72%	$38,588
Class C(d)
Year Ended 12/31/2021	$13.72	7.95%	1.83%	1.83%(b)	(1.54%)	75%	$24,546
Year Ended 12/31/2020	$16.14	28.27%(c)	1.86%	1.86%(b)	(1.30%)	86%	$55,861
Year Ended 12/31/2019	$16.57	25.12%(c)	1.86%	1.85%(b)	(1.05%)	101%	$69,471
Year Ended 12/31/2018	$18.75	(5.86%)(c)	1.85%	1.82%(b)	(0.94%)	66%	$81,149
Year Ended 12/31/2017	$26.34	23.88%	1.84%	1.83%(b)	(0.88%)	72%	$246,450
Institutional Class
Year Ended 12/31/2021	$14.22	8.99%	0.83%	0.83%(b)	(0.55%)	75%	$3,413,006
Year Ended 12/31/2020	$16.60	29.51%(c)	0.86%	0.86%(b)	(0.30%)	86%	$3,569,794
Year Ended 12/31/2019	$14.70	26.60%(c)	0.86%	0.85%(b)	(0.05%)	101%	$3,117,486
Year Ended 12/31/2018	$12.98	(5.09%)(c)	0.85%	0.83%(b)	0.05%	66%	$2,816,948
Year Ended 12/31/2017	$15.39	25.24%	0.84%	0.83%(b)	0.12%	72%	$3,407,214
Institutional 2 Class
Year Ended 12/31/2021	$15.62	9.09%(c)	0.80%	0.80%	(0.52%)	75%	$52,797
Year Ended 12/31/2020	$17.88	29.50%(c)	0.83%	0.82%	(0.27%)	86%	$61,000
Year Ended 12/31/2019	$15.69	26.63%(c)	0.83%	0.82%	(0.02%)	101%	$51,584
Year Ended 12/31/2018	$13.76	(5.00%)(c)	0.81%	0.80%	0.08%	66%	$37,124
Year Ended 12/31/2017	$16.20	25.21%	0.82%	0.81%	0.14%	72%	$67,932
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	67

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2021	$18.12	(0.09)	1.60	1.51	(0.14)	(3.61)	(3.75)
Year Ended 12/31/2020	$15.87	(0.04)	4.49	4.45	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.89	0.00(e)	3.66	3.66	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.34	0.02	(0.66)	(0.64)	—	(1.81)	(1.81)
Year Ended 12/31/2017	$16.04	0.03	3.91	3.94	—	(3.64)	(3.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	The benefits derived from expense reductions had an impact of less than 0.01%.
(c)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(d)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2021	$15.88	9.16%	0.75%	0.75%	(0.46%)	75%	$78,955
Year Ended 12/31/2020	$18.12	29.54%(c)	0.78%	0.78%	(0.25%)	86%	$155,338
Year Ended 12/31/2019	$15.87	26.74%(c)	0.78%	0.77%	0.03%	101%	$65,408
Year Ended 12/31/2018	$13.89	(4.98%)(c)	0.76%	0.76%	0.13%	66%	$54,688
Year Ended 12/31/2017	$16.34	25.31%	0.76%	0.76%	0.19%	72%	$47,536
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	69

Financial Highlights
Columbia Acorn International®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2021	$34.31	0.01	4.08	4.09	(0.38)	(4.83)	(5.21)
Year Ended 12/31/2020	$34.20	0.06	4.51	4.57	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.48	0.25	8.19	8.44	(0.65)	(3.07)	(3.72)
Year Ended 12/31/2018	$46.51	0.23	(7.41)	(7.18)	(0.29)	(9.56)	(9.85)
Year Ended 12/31/2017	$37.71	0.25	11.71	11.96	(0.67)	(2.49)	(3.16)
Advisor Class
Year Ended 12/31/2021	$34.95	0.05	4.20	4.25	(0.55)	(4.83)	(5.38)
Year Ended 12/31/2020	$34.67	0.16	4.58	4.74	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.84	0.33	8.30	8.63	(0.73)	(3.07)	(3.80)
Year Ended 12/31/2018	$46.95	0.46	(7.61)	(7.15)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$38.03	0.36	11.82	12.18	(0.77)	(2.49)	(3.26)
Class C
Year Ended 12/31/2021	$31.43	(0.24)	3.72	3.48	(0.01)	(4.83)	(4.84)
Year Ended 12/31/2020	$31.92	(0.17)	4.14	3.97	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$27.63	0.00(e)	7.65	7.65	(0.29)	(3.07)	(3.36)
Year Ended 12/31/2018	$44.57	(0.05)	(7.09)	(7.14)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$36.18	(0.06)	11.20	11.14	(0.26)	(2.49)	(2.75)
Institutional Class
Year Ended 12/31/2021	$34.47	0.10	4.09	4.19	(0.55)	(4.83)	(5.38)
Year Ended 12/31/2020	$34.25	0.14	4.54	4.68	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.51	0.33	8.21	8.54	(0.73)	(3.07)	(3.80)
Year Ended 12/31/2018	$46.57	0.34	(7.44)	(7.10)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$37.74	0.37	11.73	12.10	(0.78)	(2.49)	(3.27)
Institutional 2 Class
Year Ended 12/31/2021	$34.46	0.12	4.09	4.21	(0.59)	(4.83)	(5.42)
Year Ended 12/31/2020	$34.22	0.16	4.54	4.70	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.49	0.35	8.20	8.55	(0.75)	(3.07)	(3.82)
Year Ended 12/31/2018	$46.54	0.37	(7.43)	(7.06)	(0.43)	(9.56)	(9.99)
Year Ended 12/31/2017	$37.72	0.38	11.72	12.10	(0.79)	(2.49)	(3.28)
Institutional 3 Class
Year Ended 12/31/2021	$34.99	0.15	4.14	4.29	(0.62)	(4.83)	(5.45)
Year Ended 12/31/2020	$34.67	0.19	4.59	4.78	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.83	0.37	8.30	8.67	(0.76)	(3.07)	(3.83)
Year Ended 12/31/2018	$46.95	0.51	(7.62)	(7.11)	(0.45)	(9.56)	(10.01)
Year Ended 12/31/2017	$38.02	0.40	11.83	12.23	(0.81)	(2.49)	(3.30)
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2021	$33.19	12.63%(b)	1.24%	1.23%(c)	0.03%	27%	$282,125
Year Ended 12/31/2020	$34.31	14.68%(b)	1.28%(d)	1.24%(c),(d)	0.21%	55%	$283,478
Year Ended 12/31/2019	$34.20	29.56%(b)	1.27%(d)	1.24%(c),(d)	0.76%	32%	$307,872
Year Ended 12/31/2018	$29.48	(16.13%)(b)	1.25%(d)	1.24%(c),(d)	0.51%	32%	$296,349
Year Ended 12/31/2017	$46.51	31.91%	1.23%	1.20%(c)	0.56%	37%	$465,830
Advisor Class
Year Ended 12/31/2021	$33.82	12.88%(b)	0.99%	0.98%(c)	0.14%	27%	$9,279
Year Ended 12/31/2020	$34.95	14.98%(b)	1.03%(d)	0.99%(c),(d)	0.52%	55%	$22,549
Year Ended 12/31/2019	$34.67	29.86%(b)	1.02%(d)	0.99%(c),(d)	1.00%	32%	$12,733
Year Ended 12/31/2018	$29.84	(15.90%)(b)	1.00%(d)	0.99%(c),(d)	0.97%	32%	$12,740
Year Ended 12/31/2017	$46.95	32.21%	0.98%	0.98%(c)	0.81%	37%	$99,578
Class C
Year Ended 12/31/2021	$30.07	11.76%(b)	1.99%	1.98%(c)	(0.74%)	27%	$10,687
Year Ended 12/31/2020	$31.43	13.82%(b)	2.02%(d)	1.99%(c),(d)	(0.57%)	55%	$19,998
Year Ended 12/31/2019	$31.92	28.61%(b)	2.02%(d)	2.00%(c),(d)	0.01%	32%	$18,749
Year Ended 12/31/2018	$27.63	(16.76%)(b)	2.00%(d)	1.99%(c),(d)	(0.11%)	32%	$22,817
Year Ended 12/31/2017	$44.57	30.93%	1.98%	1.97%(c)	(0.15%)	37%	$63,787
Institutional Class
Year Ended 12/31/2021	$33.28	12.89%(b)	0.99%	0.98%(c)	0.28%	27%	$1,727,042
Year Ended 12/31/2020	$34.47	14.99%(b)	1.03%(d)	0.99%(c),(d)	0.46%	55%	$1,760,927
Year Ended 12/31/2019	$34.25	29.89%(b)	1.02%(d)	0.99%(c),(d)	1.01%	32%	$1,947,995
Year Ended 12/31/2018	$29.51	(15.93%)(b)	1.00%(d)	0.99%(c),(d)	0.76%	32%	$1,824,055
Year Ended 12/31/2017	$46.57	32.24%	0.98%	0.98%(c)	0.85%	37%	$3,116,383
Institutional 2 Class
Year Ended 12/31/2021	$33.25	12.97%(b)	0.95%	0.92%	0.34%	27%	$126,973
Year Ended 12/31/2020	$34.46	15.06%(b)	0.97%(d)	0.92%(d)	0.53%	55%	$129,576
Year Ended 12/31/2019	$34.22	29.95%(b)	0.97%(d)	0.93%(d)	1.06%	32%	$183,763
Year Ended 12/31/2018	$29.49	(15.85%)(b)	0.93%(d)	0.93%(d)	0.81%	32%	$160,488
Year Ended 12/31/2017	$46.54	32.27%	0.93%	0.93%	0.87%	37%	$422,916
Institutional 3 Class
Year Ended 12/31/2021	$33.83	13.00%(b)	0.90%	0.88%	0.40%	27%	$179,991
Year Ended 12/31/2020	$34.99	15.10%(b)	0.93%(d)	0.88%(d)	0.60%	55%	$277,614
Year Ended 12/31/2019	$34.67	30.04%(b)	0.92%(d)	0.89%(d)	1.12%	32%	$239,441
Year Ended 12/31/2018	$29.83	(15.82%)(b)	0.88%(d)	0.88%(d)	1.10%	32%	$198,933
Year Ended 12/31/2017	$46.95	32.36%	0.88%	0.88%	0.89%	37%	$725,247
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	71

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2021	$34.24	(0.08)	4.07	3.99	(0.21)	(4.83)	(5.04)
Year Ended 12/31/2020	$34.22	(0.01)	4.49	4.48	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.44	0.06	8.27	8.33	(0.48)	(3.07)	(3.55)
Year Ended 12/31/2018	$46.51	0.12	(7.39)	(7.27)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$37.71	0.21	11.63	11.84	(0.55)	(2.49)	(3.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2021	$33.19	12.34%(b)	1.49%	1.48%(c)	(0.22%)	27%	$3,691
Year Ended 12/31/2020	$34.24	14.40%(b)	1.53%(d)	1.49%(c),(d)	(0.04%)	55%	$3,398
Year Ended 12/31/2019	$34.22	29.21%(b)	1.52%(d)	1.50%(c),(d)	0.19%	32%	$3,696
Year Ended 12/31/2018	$29.44	(16.32%)(b)	1.50%(d)	1.49%(c),(d)	0.26%	32%	$10,049
Year Ended 12/31/2017	$46.51	31.58%	1.49%	1.48%(c)	0.46%	37%	$13,218
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	73

Financial Highlights
Columbia Acorn USA®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2021	$13.58	(0.15)	1.20	1.05	(0.12)	(4.37)	(4.49)
Year Ended 12/31/2020	$11.69	(0.10)	2.76	2.66	—	(0.77)	(0.77)
Year Ended 12/31/2019	$10.28	(0.05)	3.14	3.09	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$12.48	(0.07)	(0.04)	(0.11)	—	(2.09)	(2.09)
Year Ended 12/31/2017	$14.95	(0.09)	2.84	2.75	—	(5.22)	(5.22)
Advisor Class
Year Ended 12/31/2021	$19.32	(0.16)	1.75	1.59	(0.13)	(4.41)	(4.54)
Year Ended 12/31/2020	$16.31	(0.10)	3.91	3.81	—	(0.80)	(0.80)
Year Ended 12/31/2019	$13.77	(0.03)	4.25	4.22	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$16.08	(0.05)	(0.09)	(0.14)	—	(2.17)	(2.17)
Year Ended 12/31/2017	$17.93	(0.06)	3.43	3.37	—	(5.22)	(5.22)
Class C(e)
Year Ended 12/31/2021	$18.14	(0.34)	1.64	1.30	(0.13)	(4.28)	(4.41)
Year Ended 12/31/2020	$16.47	(0.25)	3.60	3.35	—	(1.68)	(1.68)
Year Ended 12/31/2019	$18.07	(0.24)	5.32	5.08	—	(6.68)	(6.68)
Year Ended 12/31/2018	$26.22	(0.36)	0.17(f)	(0.19)	—	(7.96)	(7.96)
Year Ended 12/31/2017	$40.19	(0.52)	7.43	6.91	—	(20.88)	(20.88)
Institutional Class
Year Ended 12/31/2021	$17.90	(0.15)	1.62	1.47	(0.13)	(4.41)	(4.54)
Year Ended 12/31/2020	$15.17	(0.10)	3.63	3.53	—	(0.80)	(0.80)
Year Ended 12/31/2019	$12.90	(0.03)	3.98	3.95	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$15.21	(0.04)	(0.09)	(0.13)	—	(2.18)	(2.18)
Year Ended 12/31/2017	$17.20	(0.05)	3.28	3.23	—	(5.22)	(5.22)
Institutional 2 Class
Year Ended 12/31/2021	$19.50	(0.15)	1.77	1.62	(0.12)	(4.43)	(4.55)
Year Ended 12/31/2020	$16.46	(0.10)	3.95	3.85	—	(0.81)	(0.81)
Year Ended 12/31/2019	$13.87	(0.01)	4.28	4.27	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$16.21	(0.03)	(0.11)	(0.14)	—	(2.20)	(2.20)
Year Ended 12/31/2017	$18.02	(0.03)	3.44	3.41	—	(5.22)	(5.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2021	$10.14	8.74%(b)	1.40%(c)	1.39%(c),(d)	(1.03%)	69%	$53,016
Year Ended 12/31/2020	$13.58	23.70%(b)	1.44%	1.40%(d)	(0.91%)	94%	$59,050
Year Ended 12/31/2019	$11.69	30.88%(b)	1.45%(c)	1.41%(c),(d)	(0.43%)	91%	$56,578
Year Ended 12/31/2018	$10.28	(2.15%)(b)	1.44%(c)	1.42%(c),(d)	(0.49%)	86%	$49,179
Year Ended 12/31/2017	$12.48	19.14%(b)	1.44%	1.43%(d)	(0.55%)	84%	$47,960
Advisor Class
Year Ended 12/31/2021	$16.37	8.92%(b)	1.15%(c)	1.14%(c),(d)	(0.78%)	69%	$24,058
Year Ended 12/31/2020	$19.32	24.08%(b)	1.19%	1.15%(d)	(0.66%)	94%	$23,158
Year Ended 12/31/2019	$16.31	31.27%(b)	1.20%(c)	1.16%(c),(d)	(0.18%)	91%	$19,202
Year Ended 12/31/2018	$13.77	(1.91%)(b)	1.18%(c)	1.17%(c),(d)	(0.27%)	86%	$14,579
Year Ended 12/31/2017	$16.08	19.42%(b)	1.21%	1.20%(d)	(0.31%)	84%	$16,355
Class C(e)
Year Ended 12/31/2021	$15.03	7.85%(b)	2.15%(c)	2.14%(c),(d)	(1.78%)	69%	$1,809
Year Ended 12/31/2020	$18.14	22.79%(b)	2.19%	2.15%(d)	(1.66%)	94%	$2,658
Year Ended 12/31/2019	$16.47	29.93%(b)	2.20%(c)	2.16%(c),(d)	(1.19%)	91%	$3,195
Year Ended 12/31/2018	$18.07	(2.92%)(b)	2.19%(c)	2.17%(c),(d)	(1.30%)	86%	$4,608
Year Ended 12/31/2017	$26.22	18.30%(b)	2.19%	2.19%(d)	(1.31%)	84%	$9,802
Institutional Class
Year Ended 12/31/2021	$14.83	8.95%(b)	1.15%(c)	1.14%(c),(d)	(0.78%)	69%	$169,844
Year Ended 12/31/2020	$17.90	24.04%(b)	1.19%	1.15%(d)	(0.67%)	94%	$170,650
Year Ended 12/31/2019	$15.17	31.28%(b)	1.20%(c)	1.16%(c),(d)	(0.18%)	91%	$158,696
Year Ended 12/31/2018	$12.90	(1.98%)(b)	1.18%(c)	1.17%(c),(d)	(0.26%)	86%	$149,048
Year Ended 12/31/2017	$15.21	19.44%(b)	1.16%	1.16%(d)	(0.27%)	84%	$189,408
Institutional 2 Class
Year Ended 12/31/2021	$16.57	8.99%(b)	1.11%(c)	1.08%(c)	(0.71%)	69%	$3,271
Year Ended 12/31/2020	$19.50	24.10%(b)	1.14%	1.08%	(0.60%)	94%	$3,344
Year Ended 12/31/2019	$16.46	31.41%(b)	1.13%(c)	1.08%(c)	(0.09%)	91%	$3,806
Year Ended 12/31/2018	$13.87	(1.89%)(b)	1.11%(c)	1.09%(c)	(0.19%)	86%	$3,332
Year Ended 12/31/2017	$16.21	19.56%(b)	1.08%	1.08%	(0.17%)	84%	$10,133
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	75

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2021	$19.74	(0.15)	1.81	1.66	(0.13)	(4.43)	(4.56)
Year Ended 12/31/2020	$16.65	(0.09)	4.00	3.91	—	(0.82)	(0.82)
Year Ended 12/31/2019	$14.01	(0.01)	4.33	4.32	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$16.36	(0.02)	(0.11)	(0.13)	—	(2.22)	(2.22)
Year Ended 12/31/2017	$18.14	(0.03)	3.47	3.44	—	(5.22)	(5.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2021	$16.84	9.09%(b)	1.05%(c)	1.04%(c)	(0.69%)	69%	$50,303
Year Ended 12/31/2020	$19.74	24.16%(b)	1.09%	1.04%	(0.55%)	94%	$77,304
Year Ended 12/31/2019	$16.65	31.45%(b)	1.08%(c)	1.03%(c)	(0.05%)	91%	$67,921
Year Ended 12/31/2018	$14.01	(1.86%)(b)	1.06%(c)	1.04%(c)	(0.11%)	86%	$55,248
Year Ended 12/31/2017	$16.36	19.60%(b)	1.05%	1.05%	(0.17%)	84%	$49,019
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	77

Financial Highlights
Columbia Acorn International SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2021	$33.67	(0.05)	3.50	3.45	(0.28)	(1.41)	(1.69)
Year Ended 12/31/2020	$28.58	(0.03)	5.21	5.18	(0.09)	—	(0.09)
Year Ended 12/31/2019	$23.44	0.09	7.67	7.76	(0.28)	(2.34)	(2.62)
Year Ended 12/31/2018	$28.89	0.06	(3.66)	(3.60)	—	(1.85)	(1.85)
Year Ended 12/31/2017	$21.36	0.02	7.52	7.54	(0.01)	—	(0.01)
Advisor Class
Year Ended 12/31/2021	$34.56	0.04	3.59	3.63	(0.43)	(1.41)	(1.84)
Year Ended 12/31/2020	$29.26	0.04	5.35	5.39	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.00	0.18	7.84	8.02	(0.42)	(2.34)	(2.76)
Year Ended 12/31/2018	$29.46	0.09	(3.70)	(3.61)	—	(1.85)	(1.85)
Year Ended 12/31/2017	$21.77	0.08	7.68	7.76	(0.07)	—	(0.07)
Class C
Year Ended 12/31/2021	$30.40	(0.30)	3.17	2.87	—	(1.41)	(1.41)
Year Ended 12/31/2020	$26.00	(0.23)	4.72	4.49	(0.09)	—	(0.09)
Year Ended 12/31/2019	$21.48	(0.10)	6.99	6.89	(0.03)	(2.34)	(2.37)
Year Ended 12/31/2018	$26.85	(0.12)	(3.40)	(3.52)	—	(1.85)	(1.85)
Year Ended 12/31/2017	$19.99	(0.15)	7.01	6.86	—	—	—
Institutional Class
Year Ended 12/31/2021	$34.25	0.04	3.56	3.60	(0.43)	(1.41)	(1.84)
Year Ended 12/31/2020	$29.00	0.03	5.31	5.34	(0.09)	—	(0.09)
Year Ended 12/31/2019	$23.81	0.17	7.78	7.95	(0.42)	(2.34)	(2.76)
Year Ended 12/31/2018	$29.25	0.14	(3.73)	(3.59)	—	(1.85)	(1.85)
Year Ended 12/31/2017	$21.61	0.09	7.62	7.71	(0.07)	—	(0.07)
Institutional 2 Class
Year Ended 12/31/2021	$34.57	0.06	3.60	3.66	(0.49)	(1.41)	(1.90)
Year Ended 12/31/2020	$29.24	0.08	5.34	5.42	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.01	0.18	7.86	8.04	(0.47)	(2.34)	(2.81)
Year Ended 12/31/2018	$29.44	0.11	(3.69)	(3.58)	—	(1.85)	(1.85)
Year Ended 12/31/2017	$21.76	0.11	7.66	7.77	(0.09)	—	(0.09)
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2021	$35.43	10.49%	1.44%(c)	1.23%(c),(d)	(0.15%)	27%	$235,103
Year Ended 12/31/2020	$33.67	18.21%	1.48%	1.26%(d)	(0.10%)	68%	$230,519
Year Ended 12/31/2019	$28.58	33.37%	1.54%(c)	1.35%(c),(d)	0.34%	46%	$37,461
Year Ended 12/31/2018	$23.44	(12.46%)	1.54%	1.40%(d)	0.20%	48%	$26,073
Year Ended 12/31/2017	$28.89	35.30%	1.54%	1.40%(d)	0.07%	49%	$26,336
Advisor Class
Year Ended 12/31/2021	$36.35	10.78%	1.19%(c)	0.98%(c),(d)	0.11%	27%	$2,462
Year Ended 12/31/2020	$34.56	18.51%	1.23%	1.02%(d)	0.12%	68%	$2,748
Year Ended 12/31/2019	$29.26	33.73%	1.29%(c)	1.10%(c),(d)	0.63%	46%	$2,030
Year Ended 12/31/2018	$24.00	(12.26%)	1.29%	1.15%(d)	0.31%	48%	$1,201
Year Ended 12/31/2017	$29.46	35.67%	1.29%	1.15%(d)	0.30%	49%	$1,820
Class C
Year Ended 12/31/2021	$31.86	9.68%	2.19%(c)	1.98%(c),(d)	(0.93%)	27%	$2,146
Year Ended 12/31/2020	$30.40	17.37%	2.23%	2.02%(d)	(0.88%)	68%	$3,251
Year Ended 12/31/2019	$26.00	32.31%	2.29%(c)	2.10%(c),(d)	(0.42%)	46%	$2,493
Year Ended 12/31/2018	$21.48	(13.11%)	2.28%	2.15%(d)	(0.43%)	48%	$2,752
Year Ended 12/31/2017	$26.85	34.32%	2.29%	2.15%(d)	(0.64%)	49%	$5,027
Institutional Class
Year Ended 12/31/2021	$36.01	10.79%	1.19%(c)	0.98%(c),(d)	0.10%	27%	$159,876
Year Ended 12/31/2020	$34.25	18.50%	1.23%	1.02%(d)	0.12%	68%	$155,133
Year Ended 12/31/2019	$29.00	33.71%	1.29%(c)	1.10%(c),(d)	0.59%	46%	$88,922
Year Ended 12/31/2018	$23.81	(12.28%)	1.28%	1.15%(d)	0.47%	48%	$69,413
Year Ended 12/31/2017	$29.25	35.70%	1.29%	1.15%(d)	0.36%	49%	$89,266
Institutional 2 Class
Year Ended 12/31/2021	$36.33	10.87%	1.10%(c)	0.89%(c)	0.17%	27%	$51,805
Year Ended 12/31/2020	$34.57	18.63%	1.15%	0.93%	0.27%	68%	$77,420
Year Ended 12/31/2019	$29.24	33.82%	1.22%(c)	1.00%(c)	0.65%	46%	$3,392
Year Ended 12/31/2018	$24.01	(12.16%)	1.21%	1.06%	0.36%	48%	$1,200
Year Ended 12/31/2017	$29.44	35.72%	1.22%	1.08%	0.41%	49%	$614
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	79

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2021	$34.56	0.09	3.59	3.68	(0.52)	(1.41)	(1.93)
Year Ended 12/31/2020	$29.22	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.00	0.20	7.86	8.06	(0.50)	(2.34)	(2.84)
Year Ended 12/31/2018	$29.42	0.17	(3.74)	(3.57)	—	(1.85)	(1.85)
Year Ended 12/31/2017	$21.74	(0.07)	7.86	7.79	(0.11)	—	(0.11)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2021	$36.31	10.93%	1.05%(c)	0.84%(c)	0.24%	27%	$28,694
Year Ended 12/31/2020	$34.56	18.67%	1.09%	0.89%	0.24%	68%	$27,064
Year Ended 12/31/2019	$29.22	33.90%	1.16%(c)	0.96%(c)	0.72%	46%	$13,861
Year Ended 12/31/2018	$24.00	(12.14%)	1.14%	1.02%	0.58%	48%	$8,627
Year Ended 12/31/2017	$29.42	35.81%	1.17%	1.03%	(0.24%)	49%	$7,732
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	81

Financial Highlights
Columbia Thermostat FundSM
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2021	$18.31	0.24	0.89	1.13	(0.26)	(2.17)	(2.43)
Year Ended 12/31/2020	$15.12	0.26	4.13	4.39	(0.27)	(0.93)	(1.20)
Year Ended 12/31/2019	$13.85	0.27	1.79	2.06	(0.26)	(0.53)	(0.79)
Year Ended 12/31/2018	$14.63	0.24	(0.26)	(0.02)	(0.28)	(0.48)	(0.76)
Year Ended 12/31/2017	$14.60	0.25	0.50	0.75	(0.50)	(0.22)	(0.72)
Advisor Class
Year Ended 12/31/2021	$18.12	0.28	0.88	1.16	(0.30)	(2.17)	(2.47)
Year Ended 12/31/2020	$14.97	0.36	4.04	4.40	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.72	0.31	1.77	2.08	(0.30)	(0.53)	(0.83)
Year Ended 12/31/2018	$14.50	0.28	(0.27)	0.01	(0.31)	(0.48)	(0.79)
Year Ended 12/31/2017	$14.47	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Class C
Year Ended 12/31/2021	$18.43	0.09	0.90	0.99	(0.11)	(2.17)	(2.28)
Year Ended 12/31/2020	$15.23	0.12	4.16	4.28	(0.15)	(0.93)	(1.08)
Year Ended 12/31/2019	$13.96	0.16	1.79	1.95	(0.15)	(0.53)	(0.68)
Year Ended 12/31/2018	$14.74	0.13	(0.26)	(0.13)	(0.17)	(0.48)	(0.65)
Year Ended 12/31/2017	$14.62	0.14	0.51	0.65	(0.31)	(0.22)	(0.53)
Institutional Class
Year Ended 12/31/2021	$18.01	0.28	0.87	1.15	(0.30)	(2.17)	(2.47)
Year Ended 12/31/2020	$14.88	0.31	4.07	4.38	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.65	0.30	1.76	2.06	(0.30)	(0.53)	(0.83)
Year Ended 12/31/2018	$14.43	0.28	(0.27)	0.01	(0.31)	(0.48)	(0.79)
Year Ended 12/31/2017	$14.40	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Institutional 2 Class
Year Ended 12/31/2021	$18.14	0.29	0.89	1.18	(0.31)	(2.17)	(2.48)
Year Ended 12/31/2020	$14.99	0.31	4.09	4.40	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.74	0.32	1.77	2.09	(0.31)	(0.53)	(0.84)
Year Ended 12/31/2018	$14.52	0.29	(0.27)	0.02	(0.32)	(0.48)	(0.80)
Year Ended 12/31/2017	$14.49	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Thermostat FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2021	$17.01	6.16%	0.54%(c)	0.50%(c),(d)	1.26%	49%	$624,373
Year Ended 12/31/2020	$18.31	29.27%	0.56%(c)	0.50%(c),(d)	1.53%	97%	$505,238
Year Ended 12/31/2019	$15.12	14.94%	0.58%(c)	0.50%(c),(d)	1.81%	158%	$225,113
Year Ended 12/31/2018	$13.85	(0.13%)	0.56%	0.50%(d)	1.66%	122%	$193,683
Year Ended 12/31/2017	$14.63	5.19%	0.54%	0.50%(d)	1.70%	33%	$257,752
Advisor Class
Year Ended 12/31/2021	$16.81	6.43%	0.29%(c)	0.25%(c),(d)	1.51%	49%	$172,162
Year Ended 12/31/2020	$18.12	29.58%	0.32%(c)	0.25%(c),(d)	2.04%	97%	$130,921
Year Ended 12/31/2019	$14.97	15.21%	0.33%(c)	0.25%(c),(d)	2.08%	158%	$16,208
Year Ended 12/31/2018	$13.72	0.12%	0.31%	0.25%(d)	1.91%	122%	$11,816
Year Ended 12/31/2017	$14.50	5.49%	0.29%	0.25%(d)	1.98%	33%	$16,227
Class C
Year Ended 12/31/2021	$17.14	5.40%	1.29%(c)	1.25%(c),(d)	0.48%	49%	$189,990
Year Ended 12/31/2020	$18.43	28.28%	1.31%(c)	1.25%(c),(d)	0.72%	97%	$208,937
Year Ended 12/31/2019	$15.23	14.02%	1.33%(c)	1.25%(c),(d)	1.05%	158%	$156,027
Year Ended 12/31/2018	$13.96	(0.88%)	1.31%	1.25%(d)	0.90%	122%	$166,292
Year Ended 12/31/2017	$14.74	4.48%	1.29%	1.25%(d)	0.96%	33%	$250,784
Institutional Class
Year Ended 12/31/2021	$16.69	6.42%	0.29%(c)	0.25%(c),(d)	1.52%	49%	$902,841
Year Ended 12/31/2020	$18.01	29.63%	0.31%(c)	0.25%(c),(d)	1.80%	97%	$729,119
Year Ended 12/31/2019	$14.88	15.14%	0.33%(c)	0.25%(c),(d)	2.06%	158%	$285,444
Year Ended 12/31/2018	$13.65	0.12%	0.31%	0.25%(d)	1.91%	122%	$253,123
Year Ended 12/31/2017	$14.43	5.52%	0.29%	0.25%(d)	1.97%	33%	$320,483
Institutional 2 Class
Year Ended 12/31/2021	$16.84	6.53%	0.25%(c)	0.20%(c)	1.53%	49%	$169,246
Year Ended 12/31/2020	$18.14	29.59%	0.27%(c)	0.21%(c)	1.82%	97%	$129,197
Year Ended 12/31/2019	$14.99	15.25%	0.28%(c)	0.21%(c)	2.16%	158%	$40,759
Year Ended 12/31/2018	$13.74	0.16%	0.26%	0.21%	1.97%	122%	$16,478
Year Ended 12/31/2017	$14.52	5.51%	0.26%	0.23%	1.97%	33%	$13,464
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	83

Financial Highlights  (continued)
Columbia Thermostat FundSM
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2021	$18.11	0.36	0.82	1.18	(0.32)	(2.17)	(2.49)
Year Ended 12/31/2020	$14.96	0.33	4.08	4.41	(0.33)	(0.93)	(1.26)
Year Ended 12/31/2019	$13.72	0.32	1.76	2.08	(0.31)	(0.53)	(0.84)
Year Ended 12/31/2018	$14.50	0.30	(0.27)	0.03	(0.33)	(0.48)	(0.81)
Year Ended 12/31/2017	$14.46	0.30	0.51	0.81	(0.55)	(0.22)	(0.77)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Thermostat FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2021	$16.80	6.52%	0.21%(c)	0.17%(c)	1.94%	49%	$15,581
Year Ended 12/31/2020	$18.11	29.69%	0.24%(c)	0.17%(c)	1.89%	97%	$2,862
Year Ended 12/31/2019	$14.96	15.24%	0.25%(c)	0.16%(c)	2.13%	158%	$837
Year Ended 12/31/2018	$13.72	0.21%	0.22%	0.16%	2.04%	122%	$461
Year Ended 12/31/2017	$14.50	5.64%	0.21%	0.18%	2.04%	33%	$521
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	85

Financial Highlights
Columbia Acorn European FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 12/31/2021	$27.49	(0.14)	6.04	5.90	(0.06)	(0.06)
Year Ended 12/31/2020	$22.52	(0.12)	5.22	5.10	(0.13)	(0.13)
Year Ended 12/31/2019	$15.56	0.06	7.09	7.15	(0.19)	(0.19)
Year Ended 12/31/2018	$19.27	0.11	(3.70)	(3.59)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.12	0.06	5.28	5.34	(0.19)	(0.19)
Advisor Class
Year Ended 12/31/2021	$27.78	(0.10)	6.13	6.03	(0.13)	(0.13)
Year Ended 12/31/2020	$22.70	(0.06)	5.27	5.21	(0.13)	(0.13)
Year Ended 12/31/2019	$15.68	0.12	7.13	7.25	(0.23)	(0.23)
Year Ended 12/31/2018	$19.36	0.19	(3.75)	(3.56)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.18	0.10	5.32	5.42	(0.24)	(0.24)
Class C
Year Ended 12/31/2021	$26.83	(0.36)	5.88	5.52	—	—
Year Ended 12/31/2020	$22.15	(0.27)	5.08	4.81	(0.13)	(0.13)
Year Ended 12/31/2019	$15.33	(0.06)	6.93	6.87	(0.05)	(0.05)
Year Ended 12/31/2018	$19.12	(0.02)	(3.65)	(3.67)	(0.12)	(0.12)
Year Ended 12/31/2017	$13.99	(0.04)	5.21	5.17	(0.04)	(0.04)
Institutional Class
Year Ended 12/31/2021	$27.64	(0.06)	6.06	6.00	(0.13)	(0.13)
Year Ended 12/31/2020	$22.59	(0.06)	5.24	5.18	(0.13)	(0.13)
Year Ended 12/31/2019	$15.60	0.12	7.10	7.22	(0.23)	(0.23)
Year Ended 12/31/2018	$19.27	0.15	(3.70)	(3.55)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.11	0.14	5.26	5.40	(0.24)	(0.24)
Institutional 2 Class
Year Ended 12/31/2021	$27.98	(0.12)	6.21	6.09	(0.15)	(0.15)
Year Ended 12/31/2020	$22.84	(0.05)	5.32	5.27	(0.13)	(0.13)
Year Ended 12/31/2019	$15.78	0.14	7.17	7.31	(0.25)	(0.25)
Year Ended 12/31/2018	$19.46	0.19	(3.75)	(3.56)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.25	0.20	5.25	5.45	(0.24)	(0.24)
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn European FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2021	$33.33	21.47%	1.63%(c)	1.44%(c),(d)	(0.45%)	21%	$66,374
Year Ended 12/31/2020	$27.49	22.80%	1.86%(c)	1.45%(c)	(0.54%)	45%	$42,059
Year Ended 12/31/2019	$22.52	45.96%	1.88%	1.44%	0.33%	30%	$33,361
Year Ended 12/31/2018	$15.56	(18.78%)	1.81%(c)	1.45%(c)	0.57%	39%	$22,870
Year Ended 12/31/2017	$19.27	37.89%	1.94%	1.58%(d)	0.33%	34%	$32,487
Advisor Class
Year Ended 12/31/2021	$33.68	21.75%	1.37%(c)	1.19%(c),(d)	(0.32%)	21%	$3,083
Year Ended 12/31/2020	$27.78	23.10%	1.61%(c)	1.20%(c)	(0.29%)	45%	$1,781
Year Ended 12/31/2019	$22.70	46.30%	1.63%	1.19%	0.60%	30%	$1,906
Year Ended 12/31/2018	$15.68	(18.53%)	1.55%(c)	1.19%(c)	0.97%	39%	$1,496
Year Ended 12/31/2017	$19.36	38.29%	1.71%	1.28%(d)	0.55%	34%	$2,942
Class C
Year Ended 12/31/2021	$32.35	20.57%	2.39%(c)	2.19%(c),(d)	(1.20%)	21%	$7,078
Year Ended 12/31/2020	$26.83	21.87%	2.61%(c)	2.20%(c)	(1.27%)	45%	$5,705
Year Ended 12/31/2019	$22.15	44.79%	2.64%	2.19%	(0.30%)	30%	$6,186
Year Ended 12/31/2018	$15.33	(19.34%)	2.56%(c)	2.20%(c)	(0.12%)	39%	$8,770
Year Ended 12/31/2017	$19.12	36.95%	2.69%	2.31%(d)	(0.25%)	34%	$13,965
Institutional Class
Year Ended 12/31/2021	$33.51	21.76%	1.38%(c)	1.19%(c),(d)	(0.21%)	21%	$111,462
Year Ended 12/31/2020	$27.64	23.08%	1.61%(c)	1.20%(c)	(0.29%)	45%	$55,171
Year Ended 12/31/2019	$22.59	46.35%	1.63%	1.19%	0.64%	30%	$49,616
Year Ended 12/31/2018	$15.60	(18.57%)	1.56%(c)	1.20%(c)	0.80%	39%	$32,813
Year Ended 12/31/2017	$19.27	38.35%	1.69%	1.29%(d)	0.77%	34%	$48,965
Institutional 2 Class
Year Ended 12/31/2021	$33.92	21.80%	1.32%(c)	1.14%(c)	(0.38%)	21%	$25,882
Year Ended 12/31/2020	$27.98	23.23%	1.58%(c)	1.14%(c)	(0.24%)	45%	$3,855
Year Ended 12/31/2019	$22.84	46.33%	1.60%	1.13%	0.73%	30%	$2,175
Year Ended 12/31/2018	$15.78	(18.44%)	1.50%(c)	1.13%(c)	0.96%	39%	$2,554
Year Ended 12/31/2017	$19.46	38.32%	1.64%	1.28%	1.14%	34%	$3,988
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	87

Financial Highlights  (continued)
Columbia Acorn European FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2021	$27.54	(0.05)	6.05	6.00	(0.16)	(0.16)
Year Ended 12/31/2020	$22.48	(0.02)	5.21	5.19	(0.13)	(0.13)
Year Ended 12/31/2019	$15.53	0.14	7.06	7.20	(0.25)	(0.25)
Year Ended 12/31/2018	$19.17	(0.04)	(3.48)	(3.52)	(0.12)	(0.12)
Year Ended 12/31/2017(e)	$15.02	0.03	4.40	4.43	(0.28)	(0.28)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Acorn Family of Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Acorn European FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2021	$33.38	21.83%	1.32%(c)	1.10%(c)	(0.15%)	21%	$60
Year Ended 12/31/2020	$27.54	23.24%	1.52%(c)	1.10%(c)	(0.08%)	45%	$69
Year Ended 12/31/2019	$22.48	46.42%	1.54%	1.09%	0.74%	30%	$19
Year Ended 12/31/2018	$15.53	(18.51%)	1.41%(c)	1.08%(c)	(0.21%)	39%	$3
Year Ended 12/31/2017(e)	$19.17	29.55%	1.58%(f)	1.09%(f)	0.17%(f)	34%	$210
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2021	89

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Thermostat FundSM and Columbia Acorn European FundSM (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.
Columbia Thermostat FundSM pursues its investment objective by investing in shares of other mutual funds and exchange-traded funds (ETFs). As a “fund of funds”, under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated funds (underlying funds) according to the current level of the Standard & Poor’s (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities. For information on the investment strategies, operations and risks of the underlying funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the underlying funds, which are available from the Securities and Exchange Commission website at www.sec.gov or on the Funds’ website at columbiathreadneedleus.com/investor/.
The Funds’ Board of Trustees approved reverse stock splits of the issued and outstanding Class C shares of Columbia Acorn® Fund and Columbia Acorn USA® (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of Class C shares outstanding and increase the net asset value per share by the ratio of 4 to 1, resulting in no effect on the net assets or the value of each affected shareholder’s investment in Class C shares. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust and each Fund may issue an unlimited number of shares (without par value). Each Fund currently offers each of the share classes listed in the Statement of Assets and Liabilities.
Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay shareholders different distribution amounts to the extent the expenses of the share classes differ, and the amount of distributions in the event of a Fund’s liquidation will be proportional to the net asset value of each share class of the Fund. Each share class has its own fees (sales charges), expenses and other features. These, together with information about certain conflicts of interest associated with the fees and expenses paid by certain share classes, are discussed fully in each Fund’s prospectus and Statement of Additional Information (SAI).
As described in each Fund’s prospectus, Class A and Class C shares are available to all investors. Effective April 1, 2021, Class C shares generally automatically convert to Class A shares of the same Fund 8 years after the Class C shares’ purchase date. Prior to April 1, 2021, Class C shares generally automatically converted to Class A shares of the same Fund 10 years after the Class C shares’ purchase date. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to retirement plans and to certain other institutional investors described in each Fund’s prospectus. Class R shares are available to retirement and health savings plans and other institutional investors.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds’ share classes have equal rights with respect to voting, subject to Fund or class-specific matters.
90	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.
Columbia Acorn Family of Funds | Annual Report 2021	91

Notes to Financial Statements  (continued)
December 31, 2021
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to contractual netting arrangements in the Statements of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn® Fund, Columbia Acorn International® and Columbia Acorn USA® bought and sold futures contracts during the year ended December 31, 2021 to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily operations. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, a Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn® Fund, Columbia Acorn International® and Columbia Acorn USA® including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Acorn® Fund
At December 31, 2021, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,338,271)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,310,111*

*	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Columbia Acorn International®
At December 31, 2021, the Fund had no outstanding derivatives.
92	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	654,234

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,142,509)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	33,841,428

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Columbia Acorn USA®
At December 31, 2021, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	142,295
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,244,414*

*	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Security transactions and investment income
Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Columbia Acorn Family of Funds | Annual Report 2021	93

Notes to Financial Statements  (continued)
December 31, 2021
The Funds may receive distributions from holdings in exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Funds’ management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.
Fund share valuation
Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.
Securities lending
Each Fund, except Columbia Thermostat FundSM, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks and or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds’ lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2021 by each Fund is included in the Statements of Operations.
Offsetting of assets and liabilities
The following table presents the Funds’ gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund with securities on loan as of December 31, 2021:
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®
	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	36,269,919	10,493,519	5,034,920
Total Liabilities	36,269,919	10,493,519	5,034,920
Total Financial and Derivative Net Assets	(36,269,919)	(10,493,519)	(5,034,920)
Financial Instruments	33,010,589	10,018,113	4,773,190
Net Amount (a)	(3,259,330)	(475,406)	(261,730)

94	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
(a)	Represents the net amount due from/(to) counterparties in the event of default.
Securities lending transactions
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of December 31, 2021:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn® Fund
Securities lending transactions
Equity securities	$33,010,589	$—	$—	$—	$33,010,589
Gross amount of recognized liabilities for securities lending (collateral received)					36,269,919
Amounts due to counterparty in the event of default					$3,259,330
Columbia Acorn International®
Securities lending transactions
Equity securities	$10,018,113	$—	$—	$—	$10,018,113
Gross amount of recognized liabilities for securities lending (collateral received)					10,493,519
Amounts due to counterparty in the event of default					$475,406
Columbia Acorn USA®
Securities lending transactions
Equity securities	$4,773,190	$—	$—	$—	$4,773,190
Gross amount of recognized liabilities for securities lending (collateral received)					5,034,920
Amounts due to counterparty in the event of default					$261,730
Federal income tax status
It is each Fund’s policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat FundSM distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.
Foreign taxes
Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.
Columbia Acorn Family of Funds | Annual Report 2021	95

Notes to Financial Statements  (continued)
December 31, 2021
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds’ business affairs.
CWAM receives a monthly advisory fee based on each Fund’s daily net assets at the following annual rates:
Columbia Acorn® Fund
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International®
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA®
Average daily net assets	Annual fee rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International SelectSM
Average daily net assets	Annual fee rate
Up to $500 million	0.89%
$500 million and over	0.85%

Columbia Thermostat FundSM
Annual fee rate
All average daily net assets	0.10%

Columbia Acorn European FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%
In February 2022, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by Columbia Acorn USA®. The new advisory fee, which is effective May 1, 2022, is equal to a percentage of average daily net assets of Columbia Acorn USA®, equal to 0.740% on the first $700 million, 0.690% from $700 million to $2 billion, 0.640% from $2 billion to $6 billion, and 0.630% for $6 billion and over.
96	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
For the year ended December 31, 2021, the effective investment advisory fee rates were as follows:
Fund	Effective investment advisory fee rate (%)
Columbia Acorn® Fund	0.67
Columbia Acorn International®	0.79
Columbia Acorn USA®	0.92
Columbia Acorn International SelectSM	0.89
Columbia Thermostat FundSM	0.10
Columbia Acorn European FundSM	1.09
Advisory Affiliates
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. From time to time, the Investment Manager may engage employees of Affiliates to provide portfolio management services to certain accounts managed by the Investment Manager. These employees provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Funds pay no additional fees and expenses as a result of any such arrangements.
Pursuant to such arrangements, employees of Affiliates, including Columbia Management, may serve as “associated persons” of the Investment Manager and, in this capacity, may provide portfolio management services to a Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and the Funds’ Chief Compliance Officer, consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Administration fees
CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:
Columbia Acorn Trust
Aggregate average daily net assets of the trust	Annual fee rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
For the year ended December 31, 2021, the effective administration fee rate was 0.048% of each Fund’s average daily net assets. CWAM has contractually delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM and/or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan. Effective January 1, 2022, the value of amounts deferred is determined by reference to the change in value of Institutional 3 Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee.
Columbia Acorn Family of Funds | Annual Report 2021	97

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency, dividend disbursing and shareholder services to the Funds for which the Funds pay transfer agency fees. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to provide certain services and assist the Transfer Agent carrying out its duties. The Transfer Agent pays the fees of DST for its services and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). In addition, the Transfer Agent enters into agreements with various financial intermediaries through which investors may hold Fund shares, including Ameriprise Financial and its affiliates. These intermediaries also may provide shareholder services (Additional Shareholder Services) for which they are compensated by the Transfer Agent, which is in turn compensated by the Funds. Additional Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting and/or the provision of call center support and other customer services.
The Funds pay the Transfer Agent a monthly transfer agency fee that varies by account type (on a per account or asset-based basis) based on the cost of servicing the Funds. In addition, subject to certain limitations described in the Funds’ prospectuses and except with respect to Institutional 3 Class shares, the Funds pay a fee to the Transfer Agent for the Additional Shareholder Services provided by financial intermediaries who maintain shares through omnibus or networked accounts in amounts that vary by share class and with the distribution channel, type of intermediary and type of services provided.
The Funds compensate the Transfer Agent for certain out-of-pocket expenses as approved by the Board of Trustees from time to time. Such out-of-pocket expenses may include networking account fees paid to dealer firms by the Transfer Agent with respect to shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (NSCC) networking system. A significant portion of such networking account fees are paid by the Transfer Agent to dealer firms affiliated with Ameriprise Financial and its affiliates.
The Transfer Agent also receives compensation from the Funds for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Please see Expenses waived/reimbursed by the Investment Manager and its affiliates below for information about the Transfer Agent’s contractual agreements to limit the fees payable to it by certain share classes of the Funds.
For the year ended December 31, 2021, the Funds’ effective transfer agency fee rates, which reflect the contractual limitations described below in Expenses waived/reimbursed by the Investment Manager, as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class R (%)
Columbia Acorn® Fund	0.08	0.08	0.08	0.08	0.05	0.01	—
Columbia Acorn International®	0.10	0.10	0.10	0.10	0.04	0.00	0.10
Columbia Acorn USA®	0.10	0.10	0.10	0.10	0.04	0.00	—
Columbia Acorn International SelectSM	0.15	0.15	0.15	0.15	0.06	0.01	—
Columbia Thermostat FundSM	0.10	0.10	0.10	0.10	0.05	0.02	—
Columbia Acorn European FundSM	0.09	0.09	0.09	0.09	0.04	0.00	—
98	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
For the year ended December 31, 2021, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Acorn® Fund	5,161
Columbia Acorn International®	4,960
Columbia Acorn USA®	720
Columbia Acorn International SelectSM	7,690
Columbia Thermostat FundSM	160
Columbia Acorn European FundSM	20
Distribution and service fees
Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds. Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A and Class C shares and a monthly distribution fee equal to 0.75% and 0.50%, annually, of the average daily net assets attributable to Class C and Class R shares, respectively. CMID receives no compensation with respect to Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended December 31, 2021, if any, are listed below:
	Front End (%)		CDSC (%)		Amount ($)
Fund	Class A	Class C	Class A	Class C	Class A	Class C
Columbia Acorn® Fund	5.75	—	0.50 - 1.00(a)	1.00(b)	156,998	1,345
Columbia Acorn International®	5.75	—	0.50 - 1.00(a)	1.00(b)	53,199	565
Columbia Acorn USA®	5.75	—	0.50 - 1.00(a)	1.00(b)	13,766	6
Columbia Acorn International SelectSM	5.75	—	0.50 - 1.00(a)	1.00(b)	34,396	29
Columbia Thermostat FundSM	5.75	—	0.50 - 1.00(a)	1.00(b)	1,226,900	25,723
Columbia Acorn European FundSM	5.75	—	0.50 - 1.00(a)	1.00(b)	134,757	307

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Columbia Acorn® Fund
Effective May 1, 2021 through April 30, 2022, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowing and expenses associated with the Fund’s investment in other investment companies, if any) paid by Columbia Acorn® Fund do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn® Fund	1.11%	0.86%	1.86%	0.86%	0.83%	0.79%
Columbia Acorn Family of Funds | Annual Report 2021	99

Notes to Financial Statements  (continued)
December 31, 2021
This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2022.
Prior to May 1, 2021, CWAM contractually waived fees and/or reimbursed expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, if any) paid by Columbia Acorn® Fund did not exceed the annual rates of 1.11% for Class A shares, 0.86% for Advisor Class shares, 1.86% for Class C shares, 0.86% for Institutional Class shares, 0.82% for Institutional 2 Class shares and 0.78% for Institutional 3 Class shares.
With respect to Columbia Acorn® Fund, the Transfer Agent contractually agreed to waive a portion of the fees payable by the Fund such that through April 30, 2021, fees paid by the Fund to the Transfer Agent did not exceed the annual rate of 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund. The Transfer Agent has contractually agreed to extend this arrangement through April 30, 2022, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.
Columbia Acorn International®
Through April 30, 2022, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowing and expenses associated with the Fund’s investment in other investment companies, if any) paid by Columbia Acorn International® do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
Columbia Acorn International®	1.24%	0.99%	1.99%	0.99%	0.92%	0.88%	1.49%
This agreement extends the prior contractual arrangement that was in place through April 30, 2021. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2022.
With respect to Columbia Acorn International®, the Transfer Agent contractually agreed to waive a portion of the fees payable by the Fund such that through April 30, 2021, fees paid by the Fund to the Transfer Agent did not exceed the annual rate of (i) 0.04% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund. The Transfer Agent has contractually agreed to extend this arrangement through April 30, 2022, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.
Columbia Acorn USA®
Effective May 1, 2021 through April 30, 2022, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn USA®do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn USA®	1.40%	1.15%	2.15%	1.15%	1.08%	1.04%
This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2022.
Prior to May 1, 2021, CWAM contractually waived fees and/or reimbursed expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowing and expenses associated with the Fund’s investment in other investment companies, if any) paid by Columbia Acorn USA® did not exceed the annual rates of 1.41% for Class A shares, 1.16% for Advisor Class shares, 2.16% for Class C shares, 1.16% for Institutional Class shares, 1.08% for Institutional 2 Class shares and 1.04% for Institutional 3 Class shares.
100	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
With respect to Columbia Acorn USA®, the Transfer Agent contractually agreed to waive a portion of the fees payable by the Fund such that through April 30, 2021, fees paid by the Fund to the Transfer Agent did not exceed the annual rate of (i) 0.04% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund. The Transfer Agent has contractually agreed to extend this arrangement through April 30, 2022, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.
Columbia Acorn International SelectSM
Effective May 1, 2021 through April 30, 2022, CWAM contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding any transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn International SelectSM do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn International SelectSM	1.24%	0.99%	1.99%	0.99%	0.89%	0.84%
This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2022.
Prior to May 1, 2021, CWAM contractually waived fees and/or reimbursed expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn International SelectSM did not exceed the annual rates of 1.28% for Class A shares, 1.03% for Advisor Class shares, 2.03% for Class C shares, 1.03% for Institutional Class shares, 0.90% for Institutional Class 2 shares and 0.85% for Institutional Class 3 shares.
Columbia Thermostat FundSM
Through April 30, 2022, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in its underlying portfolio funds) paid by Columbia Thermostat FundSM do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Thermostat FundSM	0.50%	0.25%	1.25%	0.25%	0.21%	0.17%
This agreement extends the prior contractual arrangement that was in place through April 30, 2021. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2022.
Columbia Acorn European FundSM
Through April 30, 2022, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn European FundSM do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn European FundSM	1.45%	1.20%	2.20%	1.20%	1.14%	1.10%
This agreement extends the prior contractual arrangement that was in place through April 30, 2021. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2022.
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Notes to Financial Statements  (continued)
December 31, 2021
With respect to Columbia Acorn European FundSM, the Transfer Agent contractually agreed to waive a portion of the fees payable by the Fund such that through April 30, 2021, fees paid by the Fund to the Transfer Agent did not exceed the annual rate of (i) 0.04% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund. The Transfer Agent has contractually agreed to extend this arrangement through April 30, 2022, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.
Voluntary waivers and reimbursements
In addition to these contractual agreements, CWAM has voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) so that Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Thermostat FundSM and Columbia Acorn European FundSM Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes.
Any fees waived and/or expenses reimbursed under the contractual and voluntary fee waiver/expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, post-October capital losses, capital loss carryforward, investments in partnerships, distribution reclassifications, re-characterization of distributions for investments, net operating loss reclassification, late-year ordinary losses, former passive foreign investment company (PFIC) holdings, excess distributions, earnings and profits distributed to shareholders on the redemption of shares, foreign currency transactions and PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
Columbia Acorn® Fund	67,719,825	(121,433,416)	53,713,591
Columbia Acorn International®	14,466,556	(14,466,556)	—
Columbia Acorn USA®	6,707,858	(12,010,942)	5,303,084
Columbia Acorn International SelectSM	241,919	(241,919)	—
Columbia Thermostat FundSM	3,276,451	(38,472,336)	35,195,885
Columbia Acorn European FundSM	665,609	(155,978)	(509,631)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
102	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2021			Year Ended December 31, 2020
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Acorn® Fund	78,584,909	984,296,937	1,062,881,846	—	632,451,942	632,451,942
Columbia Acorn International®	40,477,298	303,672,612	344,149,910	14,685,330	298,368,947	313,054,277
Columbia Acorn USA®	6,190,063	69,974,033	76,164,096	2,090,215	13,392,599	15,482,814
Columbia Acorn International SelectSM	4,850,979	18,438,724	23,289,703	690,700	—	690,700
Columbia Thermostat FundSM	100,826,478	172,798,104	273,624,582	64,049,306	37,945,388	101,994,694
Columbia Acorn European FundSM	691,232	—	691,232	420,496	—	420,496
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Acorn® Fund	22,568,989	131,434,154	—	881,851,752
Columbia Acorn International®	—	44,648,525	(73,745,642)	883,383,296
Columbia Acorn USA®	221,425	7,878,468	—	56,337,176
Columbia Acorn International SelectSM	—	11,225,292	—	140,057,707
Columbia Thermostat FundSM	2,756,953	12,725,392	—	23,202,085
Columbia Acorn European FundSM	—	—	(2,471,500)	68,575,942
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
Columbia Acorn® Fund	3,686,725,808	1,193,325,549	(311,473,797)	881,851,752
Columbia Acorn International®	1,462,963,107	927,178,914	(43,795,618)	883,383,296
Columbia Acorn USA®	250,919,108	81,460,047	(25,122,871)	56,337,176
Columbia Acorn International SelectSM	339,732,363	150,855,258	(10,797,551)	140,057,707
Columbia Thermostat FundSM	2,054,468,921	48,699,095	(25,497,010)	23,202,085
Columbia Acorn European FundSM	144,798,162	71,133,819	(2,557,877)	68,575,942
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
Columbia Acorn International®	(47,476,543)	(26,269,099)	(73,745,642)	288,119
Columbia Acorn International SelectSM	—	—	—	3,759,384
Columbia Acorn European FundSM	(2,471,500)	—	(2,471,500)	501,564
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2021, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2022.
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Notes to Financial Statements  (continued)
December 31, 2021
Fund	Late year ordinary losses ($)	Post-October capital losses ($)
Columbia Acorn International®	—	4,464,242
Columbia Acorn International SelectSM	239,817	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2021, were:
	Purchases ($)	Proceeds from sales ($)
Columbia Acorn® Fund	3,577,728,511	4,415,976,284
Columbia Acorn International®	647,243,793	1,044,213,112
Columbia Acorn USA®	217,990,026	291,164,803
Columbia Acorn International SelectSM	130,079,843	194,222,587
Columbia Thermostat FundSM	1,307,551,140	985,148,824
Columbia Acorn European FundSM	109,306,352	32,897,967
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
104	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
 During the year ended December 31, 2021, the following fund(s) had borrowings:
Fund	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia Acorn USA®	19,150,000	1.37	2
Columbia Acorn International SelectSM	2,550,000	1.36	2
Columbia Thermostat FundSM	17,700,000	1.30	8
Columbia Acorn European FundSM	8,500,000	1.16	4
Interest expense incurred by the Funds is recorded as a line of credit interest expense in the Statement of Operations. The Funds had no outstanding borrowings at December 31, 2021.
Note 8. Significant risks
Consumer discretionary sector risk
Columbia Acorn USA® is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events (Including, for example, military confrontations, war, terrorism, natural disasters and disease pandemics) occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Funds to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign companies. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Funds invests. The Funds’ NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. Columbia Acorn International® and Columbia Acorn International SelectSM are particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Funds than if the Funds were
Columbia Acorn Family of Funds | Annual Report 2021	105

Notes to Financial Statements  (continued)
December 31, 2021
more geographically diversified. This could result in increased volatility in the value of the Funds’ investments and losses for the Funds. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Funds to sell such securities at a desirable time and price.
Europe. Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM are particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Funds’ NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Funds to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investments in the Funds.
Health care sector risk
Columbia Acorn® Fund, Columbia Acorn USA® and Columbia Acorn International SelectSM are more susceptible to the particular risks that may affect companies in the health care sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrial sector risk
Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM are more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM are more susceptible to the particular risks that may affect companies in the information technology sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
106	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Market risk
The Funds may incur losses due to declines in the value of one or more securities in which they invest. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. In addition, turbulence in the financial markets generally and reduced liquidity in the equity, credit and/or fixed income markets more specifically may negatively affect many issuers, which could adversely affect the Funds, including by causing difficulty in pricing hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region, financial market or industry sector may adversely impact issuers in a different country, region, financial market or industry sector. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility arising from disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chains, among other factors. These and related societal disruptions have been caused or exacerbated by, and may continue to be caused or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. There is significant uncertainty surrounding the magnitude, duration, reach, costs and other effects of the COVID-19 global pandemic, including actions that have been or could be taken by governmental authorities or other third parties. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks, and epidemics, pandemics and other public health crises in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Investment Manager from executing advantageous investment decisions for the Funds in a timely manner and could negatively impact the Funds’ ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
Shareholder concentration risk
At December 31, 2021, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Acorn® Fund	—	—	—
Columbia Acorn International®	1	11.2	—
Columbia Acorn USA®	1	18.6	—
Columbia Acorn International SelectSM	1	16.0	25.0
Columbia Thermostat FundSM	1	15.4	20.2
Columbia Acorn European FundSM	2	27.9	21.8
Small- and mid-cap company risk
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and
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Notes to Financial Statements  (continued)
December 31, 2021
mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 and below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved changes to the principal investment strategy, and comparative benchmark of Columbia Acorn USA®. As a result, effective May 1, 2022, Columbia Acorn USA® will have an increase in the market capitalization range of the companies in which it invests a majority of its assets and its comparative benchmark will be changed to the Russell 2500 Growth Index. These changes are being made in advance of a likely future proposal to merge the Columbia Acorn USA® with and into Columbia Acorn® Fund.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
Note 11. Fund reorganization for Columbia Acorn® Fund
At the close of business on July 10, 2020, Columbia Acorn® Fund acquired the assets and assumed the identified liabilities of Columbia Acorn SelectSM (the Acquired Fund), a series of Columbia Acorn Trust. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of Columbia Acorn® Fund immediately before the reorganization were $3,945,929,243 and the combined net assets immediately after the reorganization were $4,162,559,888.
The reorganization was accomplished by a tax-free exchange of 17,982,620 shares of the Acquired Fund valued at $216,630,645 (including $45,240,007 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, Columbia Acorn® Fund issued the following number of shares:
108	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Shares
Class A	7,633,122
Advisor Class	86,140
Class C	139,092(a)
Institutional Class	8,169,626
Institutional 2 Class	204,341
Institutional 3 Class	367,453

(a)	Share activity for Class C has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
For financial reporting purposes, net assets received and shares issued by Columbia Acorn® Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
Columbia Acorn® Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on January 1, 2020, Columbia Acorn® Fund’s pro-forma results of operations for the year ended December 31, 2020 would have been approximately:
($)
Net investment loss	(13,866,000)
Net realized gain	692,024,000
Net change in unrealized appreciation	463,288,000
Net increase in net assets from operations	1,141,446,000
Note 12. Fund reorganization for Columbia Acorn International®
At the close of business on July 10, 2020, Columbia Acorn International® acquired the assets and assumed the identified liabilities of Columbia Acorn Emerging Markets FundSM (the Acquired Fund), a series of Columbia Acorn Trust. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of Columbia Acorn International® immediately before the reorganization were $2,289,446,759 and the combined net assets immediately after the reorganization were $2,321,819,727.
The reorganization was accomplished by a tax-free exchange of 2,827,715 shares of the Acquired Fund valued at $32,372,968 (including $3,368,388 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, Columbia Acorn International® issued the following number of shares:
Shares
Class A	401,457
Advisor Class	10,583
Class C	206,250
Institutional Class	435,556
Institutional 2 Class	8,252
Institutional 3 Class	20,109
For financial reporting purposes, net assets received and shares issued by Columbia Acorn International® were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
Columbia Acorn Family of Funds | Annual Report 2021	109

Notes to Financial Statements  (continued)
December 31, 2021
Columbia Acorn International®’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on January 1, 2020, Columbia Acorn International®’s pro-forma results of operations for the year ended December 31, 2020 would have been approximately:
($)
Net investment income	10,398,000
Net realized gain	271,863,000
Net change in unrealized appreciation	13,902,000
Net increase in net assets from operations	296,163,000
Note 13. Fund reorganization for Columbia Acorn International SelectSM
At the close of business on August 7, 2020, Columbia Acorn International SelectSM acquired the assets and assumed the identified liabilities of Columbia Select International Equity Fund (the Acquired Fund), a series of Columbia Funds Series Trust. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in June 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager and its affiliates with comparable investment objectives and strategies.
The aggregate net assets of Columbia Acorn International SelectSM immediately before the reorganization were $221,813,610 and the combined net assets immediately after the reorganization were $464,940,748.
The reorganization was accomplished by a tax-free exchange of 18,460,726 shares of the Acquired Fund valued at $243,127,138 (including $9,281,109 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, Columbia Acorn International SelectSM issued the following number of shares:
Shares
Class A	5,674,674(a)
Advisor Class	13,886
Class C	51,121
Institutional Class	2,384,285
Institutional 2 Class	27,450
Institutional 3 Class	152,649

(a)	20,130 shares of Class A were issued in exchange of Class R shares of the Acquired Fund.
For financial reporting purposes, net assets received and shares issued by Columbia Acorn International SelectSM were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
Columbia Acorn International SelectSM’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
110	Columbia Acorn Family of Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Assuming the reorganization had been completed on January 1, 2020, Columbia Acorn International SelectSM’s pro-forma results of operations for the year ended December 31, 2020 would have been approximately:
($)
Net investment income	1,375,000
Net realized gain	35,106,000
Net change in unrealized appreciation	38,903,000
Net increase in net assets from operations	75,384,000
Columbia Acorn Family of Funds | Annual Report 2021	111

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Acorn Trust and Shareholders of Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Thermostat FundSM, and Columbia Acorn European FundSM
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Thermostat FundSM, and Columbia Acorn European FundSM (six of the funds constituting Columbia Acorn Trust, hereafter collectively referred to as the "Funds") as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies in the Columbia Acorn Trust since 2004.
112	Columbia Acorn Family of Funds | Annual Report 2021

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2021. Shareholders were notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
	Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Columbia Acorn® Fund	42.83%	41.48%	0.00%	$1,035,605,564	$0	$0.0000	$0	$0.00
Columbia Acorn International®	87.57%	1.55%	0.00%	$296,056,088	$2,173,379	$0.0309	$32,088,258	$0.46
Columbia Acorn USA®	15.27%	15.00%	0.00%	$81,795,532	$0	$0.0000	$0	$0.00
Columbia Acorn International SelectSM	100.00%	0.00%	0.00%	$31,147,217	$425,308	$0.0317	$5,277,262	$0.39
Columbia Thermostat FundSM	3.54%	3.30%	0.06%	$200,334,164	$46,074	$0.0004	$242,844	$0.00
Columbia Acorn European FundSM	100.00%	6.34%	0.00%	$0	$136,804	$0.0214	$1,598,335	$0.25
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Columbia Acorn Family of Funds | Annual Report 2021	113

Board of Trustees and Management of the Columbia Acorn Family of Funds
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 56*	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director and Audit Committee Chair, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	9	None.
Maureen M. Culhane, 73	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 68	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (9 series).
John C. Heaton, 62	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Dianne Lob, 67	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	9	None.
114	Columbia Acorn Family of Funds | Annual Report 2021

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Independent trustees  (continued)
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 65	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 66, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 87 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
*	Ms. Born retired from the Board, effective December 31, 2021.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Fund officers
Name and age at December 31, 2021	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 60	Co-President*	2021	Vice President, Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke, 51	Treasurer and Principal Accounting and Financial Officer	2004	Vice President, Head of North American Operations, and Tax Co-Head of Global Operations, Columbia Management since June 2019 (previously Vice President, Accounting and Tax, May 2010-May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Columbia Acorn Family of Funds | Annual Report 2021	115

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Fund officers  (continued)
Name and age at December 31, 2021	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
John L. Emerson, 46	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2003.
Tae Han (Simon) Kim, 40	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 54	Co-President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001. Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 51	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 50	Chief Legal Officer and Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Erika K. Maschmeyer, 40	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2016.
Thomas P. McGuire, 48	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Sebastien Pigeon, 49	Vice President	2021	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Julian Quero, 54	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 46	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Hans F. Stege, 37	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Linda Roth-Wiszowaty, 51	Secretary	2006	Business support analyst, CWAM since April 2007.
*	Mr. Beckman also serves as the Principal Executive Officer of the Trust for purposes of the Sarbanes Oxley Act of 2002.
116	Columbia Acorn Family of Funds | Annual Report 2021

Board Approval of the Advisory Agreement
Columbia Acorn Trust (the “Trust”) has an investment advisory agreement (the “Advisory Agreement”) with Columbia Wanger Asset Management, LLC (“CWAM”) under which CWAM manages the Columbia Acorn Funds (each, a “Fund,” and together, the “Funds”). All of the voting trustees of the Trust are persons who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”). The Independent Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.
The Contract Committee (the “Contract Committee”) of the Board of Trustees of the Trust (the “Board”), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the “Performance Committee”)), and receives monthly reports from CWAM on the performance of the Funds. In connection with their most recent consideration of the Advisory Agreement for the Funds, the members of the Contract Committee and all Independent Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (“Columbia Management”) and Ameriprise Financial, Inc. (“Ameriprise”), the parent of CWAM and Columbia Management, in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. Members of the Contract Committee and their independent counsel also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports and/or to discuss outstanding issues. In addition, the Performance Committee, which is also comprised exclusively of Independent Trustees, reviewed the performance of the Funds, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the “Compliance Committee”) made available relevant information with respect to matters within the realm of the Compliance Committee’s oversight responsibilities.
The materials reviewed by the Contract Committee and the Independent Trustees included, among other items: (i) information on the investment performance of each Fund relative to independently selected peer groups of funds, peer groups of funds selected by Columbia Management and the Funds’ performance benchmarks over various periods, as presented and analyzed by an independent consultant; (ii) information on each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and its affiliates, as well as potential “fall-out” or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Contract Committee and the Board also took into account other information, such as: (i) CWAM’s financial condition; (ii) each Fund’s investment objective and strategies; (iii) the overall level of resources devoted to the Funds; (iv) the size, education, experience and resources of CWAM’s investment staff and its use of technology, including with respect to the liquidity risk management program and external research and trading cost measurement tools; (v) changes in investment and other personnel at CWAM; (vi) the portfolio manager compensation framework at CWAM; (vii) the allocation of the Funds’ brokerage, and the use of “soft” commission dollars to pay for research products and services; (viii) CWAM’s risk management program; (ix) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (x) CWAM’s and its affiliates’ conflicts of interest; and (xi) CWAM’s management of the Funds in light of market and operating conditions arising from the COVID-19 pandemic.
At meetings held on June 10, 2021 and July 21, 2021, the Board considered the continuation of the Advisory Agreement and unanimously approved the continuation of the Advisory Agreement for each Fund on July 21, 2021. In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they
Columbia Acorn Family of Funds | Annual Report 2021	117

Board Approval of the Advisory Agreement  (continued)
determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Independent Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Nature, quality and extent of services
The Independent Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund, its shareholder base and knowledge gained from meetings with management, which were held on at least a quarterly basis.  They reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. They also considered the resources dedicated specifically to CWAM by its parent company pursuant to the Advisory Agreement and the contribution of those resources to the portfolio management process.  The Independent Trustees noted that these dedicated resources included the professionals responsible for Fund risk analysis and portfolio construction, the continuous development and maintenance of CWAM’s research base and the servicing and support of existing Fund shareholders.
The Independent Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds’ investment restrictions; monitoring and managing the Funds’ liquidity pursuant to the liquidity risk management program; providing support services for, and regular updates on the operations of the Funds to the Board and committees of the Board; managing the Funds’ securities lending program; communicating with shareholders; serving as the Funds’ administrator and fund accountant; and overseeing the activities of the Funds’ other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Independent Trustees also considered CWAM’s ability to operate from an almost complete remote working environment in connection with the COVID-19 pandemic without any adverse impact on the Funds or shareholders. The Independent Trustees also noted the quality of CWAM’s compliance record.
The Independent Trustees considered CWAM’s extensive and focused efforts to improve the performance of certain domestic and international Funds and believed they were reasonable and appropriate.
The Independent Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Independent Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to hire investment personnel, as necessary.
Performance of the Funds
The Independent Trustees received and considered detailed performance information at various meetings of the Board, the Contract Committee and the Performance Committee throughout the year. They reviewed information comparing each Fund’s performance with that of its benchmarks and with the performance of comparable funds and peer groups as identified by independent consultant Broadridge Financial Solutions, Inc. (“Broadridge”).  They also reviewed information comparing the performance of each Fund, except Columbia Thermostat Fund, with the performance of a peer group of funds selected by Columbia Management (each a “5P Group”).  The Independent Trustees evaluated the performance and risk characteristics of the Funds over various periods, including over the one-, three- and five-year periods ended December 31, 2020.  They also considered more recent peer and benchmark performance data for certain Funds in order to evaluate CWAM’s progress in improving Fund performance.
With respect to Columbia Acorn Fund, the Independent Trustees considered that the Fund’s performance was below its Broadridge peer group median, 5P Group median and primary benchmark for the one-, three- and five-year periods ended December 31, 2020. The Independent Trustees also took into account that Columbia Acorn Fund had underperformed its Broadridge peer group median and its primary benchmark for the one-, three- and five-year periods ended April 30, 2021. The Independent Trustees believed that CWAM was devoting appropriate attention to improving the Fund’s performance.
118	Columbia Acorn Family of Funds | Annual Report 2021

Board Approval of the Advisory Agreement  (continued)
The Independent Trustees observed that the performance of Columbia Acorn USA lagged that of its Broadridge peer group median and 5P Group median for the one-, three- and five-year periods ended December 31, 2020. They also considered that the Fund had outperformed its primary benchmark for the three- and five-year periods ended December 31, 2020, and underperformed its primary benchmark for the one-year period ended December 31, 2020. For the more recent one-, three- and five-year periods ended April 30, 2021, the Independent Trustees observed that the Fund had underperformed its Broadridge peer group median for the one-, three- and five-year periods and outperformed its primary benchmark for the three- and five-year periods.
In considering the performance of Columbia Thermostat Fund, the Independent Trustees observed that Broadridge could not construct an appropriate peer group for the Fund because of the Fund’s unique investment strategy. Accordingly, the Independent Trustees reviewed the Fund’s performance against a universe of retail and institutional flexible portfolio funds selected by Broadridge. They considered that the Fund had outperformed its Broadridge peer universe median for the one-, three- and five- periods ended December 31, 2020. The Independent Trustees also took into account that Columbia Thermostat Fund has both an equity and a debt primary benchmark, and they reviewed the performance of the Fund relative to an equally-weighted custom composite of the Fund’s primary benchmarks for equity and debt securities established by CWAM (the “Blended Benchmark”). The Independent Trustees observed that the Fund’s performance surpassed that of the Blended Benchmark for the one-, three- and five-year periods ended December 31, 2020. The Independent Trustees also considered that the Fund had outperformed the Blended Benchmark for the one-, three- and five-year periods ended April 30, 2021.
The Independent Trustees considered that Columbia Acorn International had underperformed the median of its Broadridge peer group and the median of its 5P Group for the one-, three- and five-year periods ended December 31, 2020.  They also considered the Fund’s performance versus various benchmarks for the same periods and noted that the Fund had underperformed its primary benchmark for the one- and five-year periods ended December 31, 2020, and outperformed its primary benchmark for the three-year period ended December 31, 2020.  For the more recent one-, three- and five-year periods ended April 30, 2021, the Independent Trustees considered that the Fund had underperformed its Broadridge peer group median and outperformed its primary benchmark for the one-, three- and five-year periods.
With respect to Columbia Acorn International Select, the Independent Trustees considered that the Fund’s performance exceeded the median of its Broadridge peer group and primary benchmark for the three- and five-year periods ended December 31, 2020, and lagged the median of its Broadridge peer group and primary benchmark for the one-year period ended December 31, 2020.  They also considered that the Fund had underperformed the median of its 5P Group for the one-year period ended December 31, 2020, performed at the median of its 5P Group for the three-year period ended December 31, 2020 and outperformed the median of its 5P Group for the five-year period ended December 31, 2020. For the more recent one-, three- and five-year periods, the Independent Trustees observed that the Fund had outperformed its Broadridge peer group median and its primary benchmark for the one-, three- and five-year periods ended April 30, 2021.
The Independent Trustees observed that Columbia Acorn European Fund had outperformed its Broadridge peer group median, 5P Group median and primary benchmark for the one-, three- and five-year periods ended December 31, 2020. For the more recent one-, three- and five-year periods, the Independent Trustees considered that the Fund had outperformed its Broadridge peer group median for the one-, three- and five-year periods ended April 30, 2021.  They also considered that the Fund had underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods ended April 30, 2021.
The Independent Trustees concluded that CWAM had taken, and continued to take, a number of corrective steps to improve the performance of underperforming Funds and that the Performance Committee was monitoring the underperforming Funds’ performance closely. In addition, the Independent Trustees considered that CWAM’s Domestic and International Team Heads and Director of Research (U.S.) and Director of International Research had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps taken over the past several years to improve certain Funds’ performance.
Columbia Acorn Family of Funds | Annual Report 2021	119

Board Approval of the Advisory Agreement  (continued)
Costs of services and profits realized by CWAM
The Independent Trustees examined detailed information on the fees and expenses of each Fund compared with information for similar funds provided by Broadridge. They also reviewed information on the fees and expenses of certain Funds compared with information for funds included in those Funds’ respective 5P Groups. Generally, the Independent Trustees considered that none of the Funds except for Columbia Thermostat Fund would experience a total net increase in operating expenses in 2021-2022, and that some of the Funds and/or their share classes would experience net decreases in operating expenses.
Specifically, the Independent Trustees considered that the actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Acorn European Fund were lower than their respective Broadridge peer group medians; the actual advisory fees paid by Columbia Acorn USA were equal to its Broadridge peer group median; and the actual advisory fees paid by Columbia Acorn International Select and Columbia Thermostat Fund were higher than their respective Broadridge peer group medians. The Independent Trustees also considered that the actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn European Fund were lower than their respective 5P Group medians, while the actual advisory fees paid by Columbia Acorn USA were equal to its 5P Group median.
In addition, the Independent Trustees considered that CWAM had contractually agreed through April 30, 2022 to limit fees and expenses so that no Fund’s total expense ratio would increase from the prior year, except that total expenses of Columbia Thermostat Fund would increase by 0.01% due to acquired fund fees and expenses. They took into account that through April 30, 2022, CWAM had agreed to: extend the existing total expense caps in place for Columbia Acorn Fund and increase the expense caps by 0.01% for Institutional 2 Class and Institutional 3 Class shares, resulting in the total expenses remaining flat; extend the existing total expense caps in place for Columbia Acorn European Fund, Columbia Acorn International and Columbia Thermostat Fund; reduce the existing total expense caps in place for Columbia Acorn International Select; and extend the existing total expense caps in place for all share classes of Columbia Acorn USA except Institutional Class and reduce the existing total expense cap in place for Institutional Class shares of Columbia Acorn USA.
In considering the total expense levels of each Fund, the Independent Trustees also considered the total expenses of each Fund relative to its three- and five-year performance, as prepared by Broadridge.
The Independent Trustees took into account that CWAM did not manage other investment companies as a sub-adviser or other institutional separate accounts that had investment strategies similar to any of the Funds. They also noted that the advisory fees charged by Columbia Acorn USA and Columbia Acorn International were generally comparable to their Columbia Wanger Fund counterparts, which were managed similarly by CWAM, at similar asset levels.
The Independent Trustees reviewed an analysis of CWAM’s profitability in serving as each Fund’s investment manager and of CWAM and its affiliates in their relationships with each Fund. They considered that the Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. In addition, the Independent Trustees considered an analysis of CWAM’s anticipated profitability in serving as the investment manager to the Funds and the Columbia Wanger Funds at various hypothetical levels of total assets. They also reviewed the methodology used by CWAM and Ameriprise to determine the level of compensation payable to portfolio managers and the competitive market for investment management talent and whether the methodology was aligned with shareholders’ interests. The Independent Trustees were provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Independent Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Independent Trustees evaluated CWAM’s profitability in light of the additional resources that had been, and would continue to be, provided to it by Ameriprise to assist in improving performance.
120	Columbia Acorn Family of Funds | Annual Report 2021

Board Approval of the Advisory Agreement  (continued)
Economies of scale
At various Committee and Board meetings and other informal meetings, the Independent Trustees also considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. It was noted, however, that many of the Funds had lost assets over the past several years. The Independent Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, includes breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Independent Trustees also took into account the various fee waivers/reimbursements and expense caps that CWAM had agreed to for many of the Funds for 2021 and 2022. The Independent Trustees concluded that the fee structure of the Advisory Agreement for each Fund reflected a sharing of economies of scale between CWAM and the Funds.
Other Benefits to CWAM
The Independent Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Funds, based upon information provided to them by Ameriprise. They noted that the Funds’ transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Funds for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. (“CMID”), served as the Funds’ distributor under a distribution agreement, and that it received fees under the Trust’s Rule 12b-1 Plan, most of which CMID paid to broker-dealers, but received no additional compensation for its services to the Funds. In addition, they considered that Columbia Management provided sub-administration services to the Funds. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Independent Trustees considered other ways that the Funds and CWAM might potentially benefit from their relationship with each other. For example, the Independent Trustees considered CWAM’s use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual “soft dollar” report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Independent Trustees also considered that the Compliance Committee and/or Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Funds’ portfolio transactions. The Independent Trustees determined that CWAM’s use of the Funds’ “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefited from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. Finally, the Independent Trustees considered that CWAM’s affiliates benefited from management fees received in connection with Columbia Thermostat Fund’s investment in other Columbia mutual funds.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Independent Trustees concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of each Fund. At the Board meeting held on July 21, 2021, the Trustees approved continuation of the Advisory Agreement for each Fund through July 31, 2022.
Columbia Acorn Family of Funds | Annual Report 2021	121

Additional information
If you elect to receive the shareholder report for the Funds in paper, mailed to you, the Funds mail one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Funds electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Funds’ shareholder report is available at the Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Funds, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
71 S. Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
122	Columbia Acorn Family of Funds | Annual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Acorn Family of Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to columbiathreadneedleus.com/investor/. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN110_12_M01_(02/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Maureen Culhane, a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Ms. Culhane is an independent trustee, as defined in paragraph (a)(2) of this item's instructions

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31,

2020 are approximately as follows:

2021	2020
$158,500	$192,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$32,000

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2021 and 2020, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$4,200	$0

Tax Fees, if any, incurred in both fiscal years 2021 and 2020 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2021 and December 31, 2020 are as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$520,000	$520,000

In both fiscal years 2021 and 2020, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant's Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$524,200	$552,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust
By (Signature and Title)	/s/ Daniel J. Beckman	_______
Daniel J. Beckman, President and Principal Executive Officer
Date	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 18, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Accounting and Financial Officer
Date	February 18, 2022